UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-10473

Advantage Advisers Multi-Sector Fund I
(Exact name of registrant as specified in charter)

200 Park Avenue, 24th Floor
New York, NY 10166
(Address of principal executive offices) (Zip code)

Thomas A. DeCapo
Skadden, Arps, Slate, Meagher & Flom LLP
One Beacon Street
Boston, MA 02109
(Name and address of agent for service)

registrant's telephone number, including area code:	212-667-4225

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

November 11, 2009

Dear Fund Shareholder:

Enclosed is our audited financial statements for the fiscal year ended September 30, 2009. As of that date, the Fund had approximately 152 investors and, as reflected in the financials, net assets in excess of $8 million.

Sincerely,

Bryan McKigney
President

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)

Financial Statements

Year Ended
September 30, 2009

Ernst & Young, LLP 5 Times Square New York, New York 10036 Tel: 1-212-773-3000 www.ey.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
     Advantage Advisers Multi-Sector Fund I

We have audited the accompanying statement of assets and liabilities of Advantage Advisers Multi-Sector Fund I (the “Fund”), including the schedule of portfolio investments, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Board of Trustees elected to place the Fund into a plan of liquidation. As a result, the Fund has changed its basis of accounting to the liquidation basis. Accordingly, the carrying values of the remaining assets as of September 30, 2009 are presented at estimated realizable values and liabilities are presented as estimated settlement amounts.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advantage Advisers Multi-Sector Fund I at September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 20, 2009

A member firm of Ernst & Young Global Limited

1

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)

Statement of Assets and Liabilities

September 30, 2009
Assets

Investments in securities, at market value (cost $155,035)	$-
Cash and cash equivalents	9,468,992
Due from broker	184,311
Interest receivable	1,532
Total assets	9,654,835

Liabilities

Custody fees payable	72,225
Accrued incentive fees	60,063
Administration fees payable	59,710
Shareholders servicing fee payable	18,700
Advisory fees payable	14,869
Accrued expenses	661,692
Total liabilities	887,259
Net Assets	$8,767,576

Net assets

Represented by:
Shares of beneficial interest - $0.001 par value; unlimited shares authorized;
508,210 shares issued and outstanding	$508
Additional paid-in-capital	15,836,728
Accumulated net investment loss	(8,335)
Accumulated net realized loss from investment transactions	(6,906,290)
Net unrealized depreciation of investments, foreign currency, and swap transactions	(155,035)
Net Assets	$8,767,576

Net asset value per share	$17.25

The accompanying notes are an integral part of these financial statements.

2

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)

Statement of Operations

Year Ended
September 30, 2009
Investment Income
Dividends (net of foreign withholding tax of $3,523)	$663,111
Interest	113,385
Total investment income	776,496

Expenses
Legal fees	609,706
Advisory fees	497,314
Dividends on securities sold, not yet purchased	356,569
Custody fees	290,143
Stock loan interest expense	254,533
Audit and tax fees	182,300
Insurance expense	165,624
Administration fees	163,626
Printing fees	113,488
Shareholder servicing fees	102,300
Trustees’ fees	82,099
Incentive fees	60,063
Transfer agent fees	39,236
Interest expense	6,413
Miscellaneous expense	144,069
Total expenses	3,067,483
Net investment loss	(2,290,987)

Realized gain/(loss) and change in unrealized loss from investment activities and foreign currency transactions

Realized gain/(loss) from investment activities, foreign currency transactions and swap contracts
Investment securities	(4,710,876)
Purchased options	(509,934)
Securities sold, not yet purchased	780,860
Written options	58,355
Foreign currency transactions	110,667
Swap contracts	(368,851)
Net realized loss from investment activities, foreign currency transactions and swap contracts	(4,639,779)

Net change in unrealized loss from investment activities and foreign currency transactions	7,843,594

Net change in unrealized loss on swap contracts	78,597

Net realized and unrealized gain from investment activities, foreign currency transactions
and swap contracts	3,282,412

Net increase in net assets resulting from operations	$991,425

The accompanying notes are an integral part of these financial statements.

3

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)

Statement of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
From operations:

Net investment loss	$(2,290,987)	$(1,156,722)
Net realized gain/(loss) from investment activities,
foreign currency transactions and swap contracts	(4,639,779)	8,198,926
Net change in unrealized gain/(loss) of investments,
foreign currency transactions and swap contracts	7,922,191	(12,238,090)

Net increase (decrease) in net assets resulting
from operations	991,425	(5,195,886)

Distributions to shareholders:
Realized short-term capital gains ($1.590 and $5.314
per share, respectively)	(4,007,469)	(11,724,440)
Realized long-term capital gains ($0.000 and $1.962
per share, respectively)	-	(4,331,945)

Net decrease in net assets resulting from distributions
to shareholders	(4,007,469)	(16,056,385)

From beneficial interest transactions:

Net proceeds from sale of shares	2,461,223	3,085,140
Reinvestment of distributions	3,882,373	15,507,085
Cost of shares repurchased	(42,772,125)	(11,843,200)

Net increase (decrease) in net assets from beneficial
interest transactions	(36,428,529)	6,749,025

Net decrease in net assets	(39,444,573)	(14,503,246)

Net assets at beginning of period	48,212,149	62,715,395

Net assets at end of period	$8,767,576	$48,212,149

Undistributed Investment Loss	$(8,335)	$(108,920)

The accompanying notes are an integral part of these financial statements.

4

     Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Notes to Financial Statements — September 30, 2009

1.	Organization

Advantage Advisers Multi-Sector Fund I (the “Fund”) was organized in the State of Delaware on August 14, 2001 and is registered as a closed-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the “Act”). The Fund commenced operations on March 27, 2002. Advantage Advisers, L.L.C. (the “Investment Adviser”), a Delaware limited liability company ultimately controlled by Oppenheimer Asset Management Inc. (“OAM”), is responsible for the Fund’s investment activities pursuant to an investment advisory agreement with the Fund. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve as trustees of the Fund (collectively the “Board” and each member a “Trustee”).

On October 8, 2009, the Board of Trustees of the Fund (the “Board”) unanimously approved a plan of liquidation and dissolution for the Fund (the “Liquidation Plan”) that, if approved by the Fund’s shareholders, would wind up the activities of the Fund and result in the distribution of the Fund’s assets to shareholders, after discharging or providing for the Fund’s liabilities and expenses. The Board directed that the Liquidation Plan be submitted to the Fund’s shareholders for their approval, as required by the Declaration of Trust, and a special meeting of the shareholders of the Fund has been scheduled for December 4, 2009 to consider the approval of the Liquidation Plan. Proxy materials dated November 3, 2009 have been mailed to shareholders of the Fund of record as of October 26, 2009.

The Fund’s investment objective was to seek capital appreciation while managing risk through the use of a multi-strategy hedged equity investment program. The term “hedged equity,” when used in this context, means the use by the Sub-Investment Advisers (as defined below) of long and short positions in equity securities and other securities having equity characteristics, put and call options, and other special investment techniques including the use of swaps, swaptions, forward contracts, security index options and leverage in order to maximize the potential for capital appreciation and to attempt to preserve capital and, where possible, to profit from adverse or volatile market conditions. The Fund pursued this objective by investing primarily in securities of issuers in three sectors, which are banking/financial services, healthcare/ biotechnology and technology. Until otherwise determined by the Fund’s Board, the Fund pursues its investment program by allocating its net assets among three separate investment accounts (each, a “Separate Investment Account”). Effective August 31, 2009, KBW Asset Management, Inc. (“KBWAM”), the sub-adviser previously responsible for the Fund’s separate investment account investing in the banking sector, resigned its position as investment sub-adviser to the Fund. Advantage Adviser, L.L.C. assumed responsibility for managing the Fund’s assets previously allocated to the banking sector upon KBWAM’s resignation. On August 7, 2009 the Fund commenced a special repurchase offer for 100% of its outstanding shares, and since August 17, 2009, substantially all the Fund’s assets have consisted of cash and cash equivalents. Each Separate Investment Account is managed by one or more investment professionals associated with various investment management firms (each, a “Sub-Investment Adviser”). At September 30, 2009, the Separate Investment Accounts are managed by Advantage Advisers, L.L.C., Eden Capital Management Partners L.P. and Alkeon Capital Management, LLC.

The Fund is authorized to issue an unlimited number of shares of beneficial interest (“the shares”) at $0.001 par value. Shares are made available through Oppenheimer & Co. Inc. (“Oppenheimer”) as principal distributor, on a best efforts basis, subject to various conditions. The minimum initial investment is $25,000. Investors will be subject to a sales charge of up to 5.00% of the offering price, subject to volume discounts. For the year ended September 30, 2009, Oppenheimer received $27,598 from sales charges. Sales charges may be

5

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Notes to Financial Statements — September 30, 2009 (continued)

1.	Organization (continued)

waived for fee based accounts. On a daily basis, the Fund makes additional sales of its shares at their net asset value plus applicable sales charges, to investors who are qualified to invest in the Fund (i.e., “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940). The minimum additional investment is $1,000 for investors that are shareholders of the Fund and will include the applicable sales charges. To provide investors with a degree of liquidity, the Fund makes quarterly offers to repurchase its shares. Regular quarterly repurchase offers are limited to 5% to 25% of the Fund’s outstanding shares at the Board’s discretion. Effective June 18, 2009 the Fund suspended sales of shares.

The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund’s investment program. The Board has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business, other than the Fund’s fundamental investment policies, which can only be changed by a vote of the shareholders. The Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for shares, subject to the eligibility requirements described in the Prospectus.

2.	Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (hereafter referred to as “authoritative guidance”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

In June 2009, the Financial Accounting Standards Board (FASB) issued, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles. The standard identifies the FASB Accounting Standards Codification as the single source of authoritative U.S. accounting and reporting standards applicable for all non-governmental entities, with the exception of guidance issued by the SEC and its staff. It is effective for financial statements issued for interim and fiscal years ending on or after September 15, 2009. The Fund adopted the standard effective September 30, 2009. The adoption did not have a material effect on the Fund’s financial statements.

a. Revenue Recognition

Securities and commodities transactions, including related revenue and expenses, are recorded on a trade-date basis. Dividends are recorded on the ex-dividend date, net of foreign withholding tax. Interest income and expense are recorded on the accrual basis.

The Fund amortizes premium and accretes discount on bonds using the effective yield method.

b. Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the New York Stock Exchange in accordance with the procedures summarized below under the supervision of the Board.

6

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Notes to Financial Statements — September 30, 2009 (continued)

2.	Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Domestic exchange traded securities (other than options and those securities traded on NASDAQ) are valued at their last sale prices as reported on the exchanges where those securities are traded. NASDAQ listed securities are valued at the NASDAQ official closing price. If no sales of those securities are reported on a particular day, the securities are valued based upon their bid price for securities held long, or their ask price for securities sold, not yet purchased as reported by such exchanges. Securities traded on a foreign securities exchange are valued at their last sale price on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid price for securities held long or ask price for securities sold, not yet purchased as reported by that exchange. Other securities for which market quotations are readily available are valued at their bid price (or ask price in the case of securities sold, not yet purchased) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, the fair value of securities and other assets are determined in good faith by the Investment Adviser under the supervision of the Board.

Debt securities are valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuation for normal institutional size trading units. The Investment Adviser monitors the reasonableness of valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, valued at amortized cost which approximates fair value.

If in the view of the Investment Adviser, the bid price of a listed option or debt security (or ask price in the case of any such securities sold, not yet purchased) does not fairly reflect the fair value of the security, the Investment Adviser may value the security at fair value in good faith and under the supervision of the Board. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, such securities and liabilities are fair valued as determined in good faith by the Investment Adviser or under the supervision of the Board.

Foreign-denominated assets may involve more risks than domestic transactions, including political, economic, and regulatory risk. Risks may also arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The determination of fair value shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security or other investment; (ii) whether any dealer quotations are available; (iii) possible valuation methodologies that could be used to determine fair value; (iv) the recommendation of the Investment Adviser with respect to the valuation; (v) whether the same or similar securities or other investments are held by other accounts or other funds managed by the

7

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Notes to Financial Statements — September 30, 2009 (continued)

2.	Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Investment Adviser and the valuation method used by the Investment Adviser with respect thereto; (vi) the extent to which the fair value to be determined will result from the use of data or formulae produced by third parties independent of the Investment Adviser; and (vii) the liquidity or illiquidity of the market for the security or other investment.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

During the year ended September 30, 2009, the Fund adopted new authoritative guidance for fair value measurement. The guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 — observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

The following is a summary of the inputs used, as of September 30, 2009, in valuing the Fund’s investments at fair value.

Investments in
Valuation Inputs	Securities
Level 1—Quoted Prices	$-
Level 2—Other Significant Observable Inputs	-
Level 3—Other Significant Unobservable Inputs
Common Stock*	-
Warrants*	-

Total	$-
____________________ * Includes one security fair valued at zero.

8

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Notes to Financial Statements — September 30, 2009 (continued)

2.	Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

The following table includes a roll-forward of the amounts for the year ended September 30, 2009 for financial instruments classified within level 3. The classification of a financial instrument within level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

Fair Value Measurements
using Level 3 inputs
Investments in
Rollforward	Securities
Balance at September 30, 2008	$-
Net purchase and sales	-
Net transfer in/(out)	108,450
Gains/(losses)
Realized	-
Unrealized	(108,450)
Balance at September 30, 2009	$-

The net change in unrealized gain/(loss) on level 3 investments still held at September 30, 2009 was $(108,450).

c. Cash & Cash Equivalents

The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At September 30, 2009, $9,464,345 in cash equivalents were held in a PNC Bank Account and $4,647 were held in a Morgan Stanley Money Market Account.

d. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

e. Income Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP, management has analyzed the Fund’s tax positions for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits within country tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. Each of the tax years in the four-year period ended September 30, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

9

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Notes to Financial Statements — September 30, 2009 (continued)

3.	Advisory Fees

The Fund’s Investment Advisory Agreement provides that in consideration for the Investment Adviser providing certain management services and for certain administrative services, the Fund pays an advisory fee to the Investment Adviser at the annual rate of 1.25% of the Fund’s average daily net assets, which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s net assets and has the effect of reducing the net asset value of the Fund. The Investment Adviser pays a fee to each Sub-Investment Adviser for services provided by each Sub- Investment Adviser computed at the annual rate of 0.25% of the average daily net assets of each Sub-Investment Adviser’s Separate Investment Account. Each Sub-Investment Adviser, as a non-managing member of the Investment Adviser, is entitled to share in the Investment Adviser’s profits, including advisory fees paid to the Investment Adviser. Management has voluntarily agreed to discontinue the accrual of the advisory fee beginning August 18, 2009.

4.	Incentive Fees

The Fund may pay Incentive Fees to the Investment Adviser at the end of each fiscal period. Incentive Fees are payable to the Investment Adviser from the Fund (out of assets allocated to the Separate Investment Account) based on the independent investment performance of each Separate Investment Account for the fiscal period. The Investment Adviser may be paid an Incentive Fee equal to 20% of each Separate Investment Account’s net profit, which is equal to the net realized and unrealized gains or losses and net investment income or loss of the Separate Investment Account for the fiscal period subject to reduction for prior period realized and unrealized losses and net investment loss of the Separate Investment Account that have not previously been offset against its profits. For the year ended September 30, 2009, the Investment Adviser was entitled to an incentive fee of $60,063, all of which was payable at September 30, 2009. The Investment Adviser is under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund. Thus, the payment of an Incentive Fee with respect to a Separate Investment Account for a fiscal period will not be reversed by the subsequent decline in assets of that Separate Investment Account in any subsequent fiscal period. The Fund calculates and accrues Incentive Fees daily based on each Separate Investment Account’s investment performance. The Fund’s net asset value is reduced or increased each day to reflect these calculations. For purposes of calculating the Incentive Fee, expenses of the Fund that are not specifically attributable to any Separate Investment Account are allocated one third to each Separate Investment Account when incurred. Each Sub-Investment Adviser, as a non-managing member of the Investment Adviser, may be entitled to share in the Investment Adviser’s profits, including Incentive Fees of the Investment Adviser.

10

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Notes to Financial Statements — September 30, 2009 (continued)

5.	Due from Broker

Due from broker consists of U.S. dollar cash balances, and margin debt held at the Fund’s prime broker (Morgan Stanley & Co., Inc.). Cash is held as collateral against margin obligations of $144,634. The Fund is charged interest on cash it borrows at agreed upon rates with its prime broker.

6.	Shareholder Servicing Fee

The Fund pays compensation (“Shareholder Servicing Fees”) to selected brokers and dealers, including Oppenheimer, that maintain shares for their customers in accordance with the terms of the several selling and servicing agreements between Oppenheimer and the brokers and dealers for the provisions of shareholder services. Shareholder Servicing Fees are payable quarterly at an annual rate of 0.25% of the average daily net asset value of outstanding shares held by the brokers and dealers for their customers.

Shareholder Servicing Fees during the year ended September 30, 2009, amounted to $102,300, of which $16,363 was earned by Oppenheimer. At September 30, 2009, $18,700 remains payable, of which $182 is due to Oppenheimer, and is included in the accompanying statement of assets and liabilities.

7.	Administration Fee

PNC Global Investment Servicing Inc. (“PNC”), and its affiliates provide transfer agency, administration, custodial, accounting and investor services to the Fund which are in addition to the services provided by the Investment Adviser, as described above. In consideration for these services, the Fund pays PNC an administration fee of 0.10% of the Fund’s first $200 million of average daily net assets, subject to an annual minimum fee of $100,000.

8.	Indemnifications and Financial Guarantees

In the normal course of trading activities, the Fund trades and holds certain fair-valued derivative contracts, which constitute guarantees. Such contracts include written put options, where the Fund would be obligated to purchase securities at specified prices, i.e. the options are exercised by the counterparties. The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. At September 30, 2009, the Fund had no written put option contracts.

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote.

9.	Securities Transactions

Aggregate purchases and sales of investment securities, excluding short-term securities, for the year ended September 30, 2009, amounted to $184,331,691 and $223,947,464 respectively. Aggregate purchases and sales of securities sold, not yet purchased, excluding short-term securities, for the year ended September 30, 2009, amounted to $119,887,222 and $101,056,491 respectively.

11

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Notes to Financial Statements — September 30, 2009 (continued)

9.	Securities Transactions (continued)

For the year ended September 30, 2009, Oppenheimer earned $19,616 in brokerage commissions from portfolio transactions executed on behalf of the Fund. In addition, for the year ended September 30, 2009, Mainsail Group, LLC, and Keefe Bruyette & Woods, Inc., both broker affiliates of Sub-Investment Advisers to the Fund, earned $34,733 and $12,650, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Fund.

10.	Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	For the Year Ended	For the Year Ended
	September 30, 2009	September 30, 2008
	Shares	Shares
Shares at beginning of year	2,601,871	2,268,000
Shares sold	150,343	150,748
Shares reinvested	241,892	759,779
Shares repurchased	(2,485,896)	(576,656)
Net increase (decrease)	(2,093,661)	333,871
Shares at end of year	508,210	2,601,871

11.	Leverage; Borrowing

The Fund is authorized to borrow money for investment purposes and to meet repurchase requests. To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage was employed. If the Fund’s investments decline in value, the loss will be magnified if the Fund has borrowed money to make investments.

The Act provides that the Fund may not borrow for any purpose if, immediately after doing so, it will have an “asset coverage” of less than 300%. This could prevent the Fund from borrowing to fund the repurchase of shares. For this purpose, an “asset coverage” of 300% means that the Fund’s total assets equal 300% of the total outstanding principal balance of indebtedness. The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Act or the Fund’s borrowing arrangements. For the year ended September 30, 2009, the average daily amount of such borrowings was $465,293 and the daily weighted average annualized interest rate was 1.37%.

12.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

In the normal course of business, the Fund may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments may include forward contracts, swaps, swaptions, security index options, options, and securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the statement of assets and liabilities.

12

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Notes to Financial Statements — September 30, 2009 (continued)

12.

Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

The Fund maintains cash in bank deposit accounts, which at times may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on cash deposits.

Securities sold, not yet purchased represents obligations of the Fund to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk, as the Fund’s ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the statement of assets and liabilities. Primarily all investments in securities sold, not yet purchased and due from broker are positions with, and amounts due from, the prime broker, Morgan Stanley. Accordingly, the Fund has a concentration of individual counterparty credit risk with the prime broker. The Fund pledges securities in an account at PFPC Trust Company, for the benefit of the prime broker, to meet the margin requirement as determined by the prime broker.

A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or “notional,” amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps or equity swaps which can also include contracts for difference, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved. Securities associated with swaps are marked to market based on the Fund’s valuation procedures that are outlined in Section 2b of these notes. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive, which may be different than the amounts recorded on the Statement of Assets and Liabilities. The unrealized appreciation/depreciation, rather than the contract amount, represents the approximate future cash to be received or paid, respectively.

13

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Notes to Financial Statements — September 30, 2009 (continued)

12.

Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

The Fund may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as common stock.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or index underlying the written option. The exercising of a written option by a counterparty could result in the Fund buying or selling a security at a price different from the current market value.

The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities. The adoption requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. All changes to accounting policies and disclosures have been made in accordance with the adoption and are incorporated for the current period as part of the disclosures within this Note. The realized gain/(loss) on purchased options, swap contracts and written options is reflected on the Statement of Operations within these financial statements. The net change in unrealized loss on purchased options of $74,298 is included in the net change in unrealized loss from investment activities and foreign currency transactions on the Statement of Operations within these financial statements. The net change in unrealized loss on swap contracts of $78,597 is reflected on the Statement of Operations within these financial statements. The adoption of the additional disclosure requirements did not materially impact the Fund’s financial statements.

For the year ended September 30, 2009, transactions in written options were as follows:

	Call Options		Put Options
	Number		Number
	of Contracts	Premium	of Contracts	Premium
Beginning balance	-	$-	-	$-
Options written	4,300	161,875	158	12,792
Options expired	(150)	(26,536)	(76)	(4,674)
Options exercised	(266)	(72,807)	-	-
Options closed	(3,884)	(62,532)	(82)	(8,118)
Options outstanding at
September 30, 2009	-	$-	-	$-

14

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Notes to Financial Statements — September 30, 2009 (continued)

13.

Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

During the fiscal year ended September 30, 2009, the Fund reduced accumulated net investment loss by $2,391,572, accumulated net realized loss by $204,414 and paid-in-capital by $2,595,986. These reclassifications were a result of permanent tax differences relating to a net operating loss, dividend expense, foreign currency and swap gains (losses) and investments in partnerships. Net assets were not affected by these reclassifications.

At September 30, 2009, there were no distributable earnings.

During the fiscal year ended September 30, 2009, the tax character of dividends paid by the Fund was $4,007,469 ordinary income. During the fiscal year ended September 30, 2008, the tax character of dividends paid by the Fund was $11,724,440 ordinary income and $4,331,945 long term capital gains. Distributions from net investment income and short-term capital gains are treated as ordinary income dividends for federal tax purposes.

As of September 30, 2009, the capital loss carryforward for tax purposes was $2,432,162 which expires in 2017. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to the expiration dates.

In addition, under the provisions of the Internal Revenue Code, the Fund elected to treat $8,335 of foreign currency losses and $4,474,128 of capital losses incurred during the period November 1, 2008 to September 30, 2009 as having been incurred in the following fiscal year.

15

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Notes to Financial Statements — September 30, 2009 (continued)

14.	Financial Highlights
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2009	2008	2007	2006	2005
Net asset value per share, beginning of period	$18.53	$27.65	$25.18	$26.21	$24.43
Income from investment operations (a):
Net investment loss	(0.87)	(0.42)	(1.80)	(0.62)	(0.81)
Net realized and change in unrealized gain
(loss) on investment activities and
foreign currency transactions
and swap contracts	1.18	(1.42)	7.48	1.78	3.75
Total income (loss) from
investment operations	0.31	(1.84)	5.68	1.16	2.94
Distributions to shareholders:
Realized capital gains	(1.59)	(7.28)	(3.21)	(2.19)	(1.16)
Total distributions to shareholders	(1.59)	(7.28)	(3.21)	(2.19)	(1.16)
Net asset value per share, end of period	$17.25	$18.53	$27.65	$25.18	$26.21
Total return — gross (b)	2.97%	(9.03% )	31.45%	6.21%	14.47%
Total return — net (b)	2.32%	(9.08% )	24.83%	4.61%	12.25%
Ratios/supplemental data:
Net assets (dollars in thousands),
end of period	$8,768	$48,212	$62,715	$70,719	$84,507
Ratio of expenses to average net assets (c)	6.91%	4.47%	9.50%	5.09%	4.96%
Ratio of expenses without incentive fee
to average net assets (c)	6.77%	4.44%	4.24%	3.69%	3.30%
Ratio of incentive fee to average
net assets (c)	0.14%	0.03%	5.27%	1.40%	1.66%
Ratio of net investment loss to average
net assets	(5.16% )	(1.97% )	(7.07% )	(2.46% )	(3.26% )
Portfolio turnover	697%	462%	390%	276%	212%
Average debt ratio	1.05%	0.54%	1.65%	0.36%	0.09%
____________________

(a)	Per share amounts presented are based on average shares outstanding throughout the periods indicated.

(b)	Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital contributions.

16

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Notes to Financial Statements — September 30, 2009 (concluded)

15.

Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through November 20, 2009, the date the financial statements were issued. Management has determined that there are no material events that would require additional disclosure in the Fund’s financial statement through this date except as disclosed below.

A proxy statement dated November 3, 2009 has been mailed to all remaining shareholders on record as of October 26, 2009 to vote on the Liquidation Plan. A special shareholders meeting is scheduled to be held on December 4, 2009.

17

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Schedule of Portfolio Investments

September 30, 2009
Shares		Value
Investments in Securities — 0.00%
Common Stock — 0.00%
United States — 0.00%
Commercial Banks – Eastern U.S. — 0.00%
24,100	First State Bank*	$-
	Total Common Stock (Cost $154,035)	$-

Contracts
Warrants — 0.00%
United States — 0.00%
Medical – Biomedical / Genetics — 0.00%
4,788	Ligand Pharmaceuticals Inc., 10/18/2011, $8.59 Warrant*	$-
	Total Warrants (Cost $1,000)	$-
	Total Investments in Securities (Cost $155,035)† — 0.00%	$-
	Other Assets, Less Liabilities — 100.00%**	8,767,576
	Net Assets — 100.00%	$8,767,576

*	Non-income producing security.

**	Includes $9,464,345 invested in a PNC Bank Account and $4,647 invested in a Morgan Stanley Money Market Account which is 107.95% and 0.05% of net assets, respectively.

†	Aggregate cost for federal income tax purposes is $155,035 The aggregate gross unrealized appreciation (depreciation) for federal income tax purposes for all portfolio investments is as follows:
Excess of value over cost	$-
Excess of cost over value	(155.035)
$(155,035)

September 30, 2009
Percentage of
Net Assets (%)
Investments in Securities – By Industry
Commercial Banks – Eastern U.S.	0.00%
Medical–Biomedical / Genetics	0.00%
Total Investments in Securities	0.00%

The accompanying notes are an integral part of these financial statements.

18

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Supplemental Information
(Unaudited)

I.	Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the Securities and Exchange Commission (The “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the period from June 30, 2005 through June 30, 2009 is available, without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the Securities and Exchange Commission website at http://www.sec.gov.

II.	Repurchase of Units

On June 18, 2009 the Fund suspended sales of its shares and on August 7, 2009 the Fund commenced a special offer to repurchase up to one hundred percent (100%) of the Fund’s shares outstanding as of September 16, 2009 at a price equal to the Fund’s net asset value per share on September 18, 2009. This special repurchase offer was made pursuant to Rule 23c-3(c) under the Act and was made in lieu of the Fund’s regular quarterly repurchase offer.

Fund shareholders tendered 2,061,937 Fund shares for repurchase in this special repurchase offer representing approximately 80% of the Fund’s outstanding shares as of September 16, 2009, and the Fund repurchased all shares tendered at the Fund’s net asset value per share on September 18, 2009, which was $17.25 per share. This value reflected an accrual on the Fund’s books of anticipated and expected liquidation expenses, expenses to be incurred in connection with the special meeting of the shareholders scheduled for December 4, 2009 and expenses to be incurred in connection with the proxy solicitation.

III.	Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; (ii) the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov; and (iii) the Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

IV.	Dividends

During the fiscal year ending September 30, 2009, the tax character of dividends paid by the Fund was $4,007,469 of ordinary income. Distributions from net investment income and short term capital gains are treated as ordinary income dividends for federal tax purposes.

19

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Supplemental Information — (continued)
(Unaudited)

For the fiscal year ended September 30, 2009, certain dividends paid by the Fund may qualify for the corporate dividends received deduction. Of the ordinary income distributions paid during the fiscal year, 5.12% qualify for the corporate dividends received deduction.

For the fiscal year ended September 30, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. Of the ordinary income distributions paid during the fiscal year 5.07% qualify for the 15% tax rate.

20

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Fund Management
(Unaudited)

Information pertaining to the Trustees is set forth below. The Statement of Additional Information (SAI) includes additional information about the Fund is available without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at (212) 667-4225.

Independent Trustees

			Number of
			Portfolios in
	Term of Office		Fund Complex
Name, Age, Address and	and Length of	Principal Occupation(s) During Past 5 Years	Overseen by
Position(s) with the Fund	Time Served	Other Trusteeships/Directorships Held by Trustee	Trustees
Luis Rubio, 54 c/o Oppenheimer Asset Management Inc. 200 Park Avenue New York, NY 10166 Trustee	Indefinite; Since May 2003	President of Centro de Investigacion Para el Desarrollo, A.C. (Center of Research Development) (2000 to present) and Director of same 1984 – 2000); Adjunct Fellow of the Center for Strategic and International Studies; Director of The Asia Tigers Fund, Inc. and The India Fund, Inc.; Manager of Advantage Advisers Augusta Fund, L.L.C., Advantage Advisers Whistler Fund, L.L.C. and Advantage Advisers Xanthus Fund, L.L.C., which are affiliates; Director of Empresas Ica SA de CV, a Mexican construction company (since 2006).	4

Janet L. Schinderman, 58 c/o Oppenheimer Asset Management Inc. 200 Park Avenue New York, NY 10166 Trustee	Indefinite; Since May 2003	Education consultant specializing in international relations, board management and initiating special projects; Associate Dean for Special Projects and Secretary to the Board of Overseers at Columbia Business School from 1990 until June 2006; Manager of Advantage Advisers Augusta Fund, L.L.C., Advantage Advisers Whistler Fund, L.L.C. and Advantage Advisers Xanthus Fund L.L.C., which are affiliates; Independent director for a registered investment company of the Central Park Group.	4

Lawrence Becker, 54 c/o Oppenheimer Asset Management Inc. 200 Park Avenue New York, NY 10166 Trustee	Indefinite; Since October 2003	Private investor in real estate investment management concerns. From February 2000 through June 2003, he was V.P.—Controller/Treasurer for National Financial Partners, which specializes in financial services distribution. Prior to that, Mr. Becker was a Managing Director—Controller/Treasurer of Oppenheimer Capital and its Quest for Value Funds. (Oppenheimer Capital is not affiliated with Oppenheimer Asset Management Inc.). Mr. Becker is a licensed CPA. He serves as the Director of the Asia Tigers Fund, Inc. and The India Fund Inc.; Manager of Advantage Advisers Augusta Fund, L.L.C., Advantage Advisers Whistler Fund, L.L.C. and Advantage Advisers Xanthus Fund, L.L.C., which are affiliates.	4

21

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Fund Management — (continued)
(Unaudited)

Independent Trustees (continued)

			Number of
			Portfolios in
	Term of Office		Fund Complex
Name, Age, Address and	and Length of	Principal Occupation(s) During Past 5 Years	Overseen by
Position(s) with the Fund	Time Served	Other Trusteeships/Directorships Held by Trustee	Trustees
James E. Buck, 73 c/o Oppenheimer Asset Management Inc. 200 Park Avenue New York, NY 10116 Manager	Indefinite; Since July 2006	Retired in 2002 as Senior Vice President and Corporate Secretary of the New York Stock Exchange, Inc. (the “Exchange”) and the subsidiaries of the Exchange, including the NYSE Foundation. Mr. Buck serves as Manager of Advantage Advisers Augusta Fund, L.L.C., Advantage Advisers Whistler Fund, L.L.C. and Advantage Advisers Xanthus Fund, L.L.C., which are affiliates.	4

Jesse H. Ausubel, 58 c/o Oppenheimer Asset Management Inc. 200 Park Avenue New York, NY 10116 Manager	Indefinite; Since July 2006	Director, Program for the Human Environment and Senior Research Associate, The Rockefeller University (1993 to present); Director, Richard Lounshery Foundation (1998 to present); Program Director, Alfred P. Sloan Foundation (1994 to present); Adjunct Scientist, Woods Hole Oceanographic Institution (1990 to present). Mr. Ausubel serves as Manager of Advantage Advisers Augusta Fund, L.L.C., Advantage Advisers Whistler Fund, L.L.C. and Advantage Advisers Xanthus Fund, L.L.C., which are affiliates.	4

Interested Trustee

Number of
Portfolios in
	Term of Office/		Fund Complex
Name, Age, Address and	Length Time	Principal Occupation(s) During Past 5 Years	Overseen by
Position(s) with the Fund	Served	Other Directorships Held by Trustee	Trustees
Bryan McKigney, *51, c/o Oppenheimer Asset Management Inc. 200 Park Avenue New York, NY 10166 Trustee, President, CEO	Indefinite; Trustee since December 1, 2004; President and CEO since September 23, 2004	Mr. McKigney is a Senior Managing Director and the Chief Administrative Officer of Oppenheimer Asset Management Inc. He has been in the financial services industry since 1981 and has held various management positions at Canadian Imperial Bank of Commerce (1993 – 2003) and Chase Manhattan Bank N.A. (1981 – 1993). He serves as Manager of Advantage Advisers Augusta Fund, L.L.C., Advantage Advisers Whistler Fund, L.L.C. and Advantage Advisers Xanthus Fund, L.L.C., which are affiliates.	4

22

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Fund Management — (continued)
(Unaudited)

Fund Officers

     In accordance with the Declaration of Trust, the Board has selected the following persons to serve as officers of the Fund:

Term of Office
Name(1), Address, Age and	And Length of	Principal Occupation(s)
Position(s) with the Fund(2)	Time Served	During Past 5 Years
Vineet Bhalla, 49, Chief Financial Officer	One year; Since July 27, 2005	Mr. Bhalla has been a Senior Vice President at Oppenheimer Asset Management since May 2005. From July 2002 to May 2005, he was an Assistant Vice President at Zurich Capital Markets Inc., a Director of the Client Service Group at GlobeOp Financial Services, and a Senior Consultant at Capital Markets Company. Prior to that, he was a Vice President at Blackrock Financial Management since June 1999. Mr. Bhalla is a Certified Public Accountant. He graduated with an MBA from Saint Mary’s University, Halifax, Canada in 1986.

Stephen C. Beach, 56, Chief Compliance Officer	One year; Since March 18, 2005	Since February 2005, Mr. Beach has been the Chief Compliance Officer for Oppenheimer Asset Management Inc. Prior to that, he had his own law firm with a focus on mutual funds, investment advisers and general securities law, beginning in 2001. Mr. Beach obtained an L.L.M. in Taxation at Temple University School of Law during the period 1999 – 2001.

Deborah Kaback, 58, Chief Legal Officer and Vice President	One year; Since July 23, 2003	Ms. Kaback has been a Senior Vice President at Oppenheimer Asset Management since June 2003. She was Executive Director of CIBC World Markets Corp. from July 2001 through June 2003. Prior to that, she was Vice-President and Senior Counsel of Oppenheimer Funds, Inc. from November 1999 through July 2001. Prior to that, she was Senior Vice President and Deputy General Counsel at Oppenheimer Capital from April 1989 through November 1999.

23

Advantage Advisers Multi-Sector Fund I
(in the process of liquidation)
Fund Management — (concluded)
(Unaudited)

Term of Office
Name(1), Address, Age and	And Length of	Principal Occupation(s)
Position(s) with the Fund(2)	Time Served	During Past 5 Years
Bryan McKigney, 51, President, CEO, and Trustee	One year term for President and CEO; since September 23, 2004. Indefinite term for Trustee; since December 1, 2004;	Mr. McKigney is a Senior Managing Director and the Chief Administrative Officer of Oppenheimer Asset Management Inc. He has been in the financial services industry since 1981 and has held various management positions at Canadian Imperial Bank of Commerce (1993 – 2003) and Chase Manhattan Bank N.A. (1981 – 1993). He serves as Manager of Advantage Advisers Augusta Fund, L.L.C., Advantage Advisers Multi-Sector Fund I, Advantage Advisers Whistler Fund, L.L.C. and Advantage Advisers Xanthus Fund, L.L.C., which are affiliates.

*	“Interested Person” of the Fund as defined in the Act. Mr. McKigney is an interested person due to his position as President and Chief Executive Officer of the Fund and as a Managing Director and the Chief Administrative Officer of Oppenheimer Asset Management Inc., which is a corporate parent of the managing member of the Investment Adviser.

(1)	Officers are not compensated by the Fund.

(2)	The address of each officer is c/o Oppenheimer Asset Management, 200 Park Avenue, 24th Floor, New York, New York 10166.

24

Annual
Financial Statements
For the Year Ended
September 30, 2009
(in the process of
liquidation)

These financial statements are intended only for the information of shareholders or those who have received the prospectus for shares of Advantage Advisers Multi-Sector Fund I which contains information about the sales charges, fees and other costs.

Principal Distributor: Oppenheimer & Co. Inc. 200 Park Avenue 24th Floor New York, NY 10166

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Lawrence Becker, and that Mr. Becker is “independent.” Lawrence Becker was elected as a non-interested trustee and Chairman of the Audit Committee at a meeting of the board of trustees held on October 29, 2003.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $170,400 for 2008 and $65,000 for 2009. Such audit fees include fees associated with the annual audits and fees for providing a report on form N-SAR.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $6,500 for 2008 and $4,500 for 2009. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual statements.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $21,400 for 2008 and $21,400 for 2009. Tax fees include fees for tax compliance services and assisting management in the preparation of tax estimates.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2009.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non-audit services that the registrant's independent auditors provide to the registrant and (ii) all non-audit services that the registrant's independent auditors provide to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%
(c)	100%
(d)	0%

(f)

The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $404,857 for 2008 and $172,764 for 2009.

(h)

The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

ADVANTAGE ADVISERS, L.L.C.
ADVANTAGE ADVISERS MANAGEMENT, L.L.C.
ADVANTAGE ADVISERS MULTI-MANAGER, L.L.C.
ADVANTAGE ADVISERS PRIVATE EQUITY MANAGEMENT, L.L.C.
OPPENHEIMER CATALYST MANAGEMENT, L.P.

PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

CHAPTER 1 BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS	5
CHAIRMAN & CEO ARE THE SAME PERSON	6
INDEPENDENCE OF DIRECTORS	7
STOCK OWNERSHIP REQUEST	8
CHARITABLE CONTRIBUTIONS	9
DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION	10
VOTE RECOMMENDATION	11
SIZE OF THE BOARD	12
VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS	13
TERM OF OFFICE	14
COMPENSATION DISCLOSURE	15

CHAPTER 2 AUDITORS	16
RATIFYING AUDITORS	17

CHAPTER 3 TENDER OFFER DEFENSES	18
POISON PILLS	19
GREENMAIL	20
SUPERMAJORITY VOTE	21

CHAPTER 4 MERGERS AND CORPORATE RESTRUCTURING	22
CHANGING CORPORATE NAME	23
REINCORPORATION	24

CHAPTER 5 PROXY CONTEST DEFENSES	25
BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS	26
CUMULATIVE VOTING	27
SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING	28
SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD	29

CHAPTER 6 MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS	30
CONFIDENTIAL VOTING	31
SHAREHOLDER ADVISORY COMMITTEES	32
FOREIGN CORPORATE MATTERS	33
GOVERNMENT SERVICE LIST	34

CHAPTER 7 SOCIAL AND ENVIRONMENTAL ISSUES	35
ENERGY AND ENVIRONMENTAL ISSUES (CERES PRINCIPLES)	36
NORTHERN IRELAND (MACBRIDE PRINCIPLES)	37
MAQUILADORA STANDARDS & INTERNATIONAL OPERATIONS AND POLICIES	38
EQUAL EMPLOYMENT OPPORTUNITY & DISCRIMINATION	39
ANIMAL RIGHTS	40

CHAPTER 8 CAPITAL STRUCTURE	41
COMMON STOCK AUTHORIZATION	42
BLANK CHECK PREFERRED STOCK	43
PREEMPTIVE RIGHTS	44
STOCK DISTRIBUTION: SPLITS AND DIVIDENDS	45
REVERSE STOCK SPLITS	46
ADJUSTMENTS TO PAR VALUE OF COMMON STOCK	47
DEBT RESTRUCTURING	48

CHAPTER 9 EXECUTIVE AND DIRECTOR COMPENSATION	49
DIRECTOR COMPENSATION	50
SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY	51
EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)	52
OPTIONS EXPENSING	53
GOLDEN PARACHUTES	54
PROPOSAL TO BAN GOLDEN PARACHUTES	55
OUTSIDE DIRECTORS' RETIREMENT COMPENSATION	56

CHAPTER 10 STATE OF INCORPORATION	57
CONTROL SHARE ACQUISITION STATUTES	58
OPT-OUT OF STATE TAKEOVER STATUTES	59
CORPORATE RESTRUCTURING, SPIN-OFFS, ASSET SALES, LIQUIDATIONS	60

CHAPTER 11 CONFLICT OF INTEREST	61
CONFLICTS	62
CONFLICTS CONT'D	63

CHAPTER 12 CORPORATE GOVERNANCE COMMITTEE & PROXY MANAGERS	64
CORPORATE GOVERNANCE COMMITTEE	65
PROXY MANAGERS	66

CHAPTER 13 SPECIAL ISSUES WITH VOTING FOREIGN PROXIES	67
SPECIAL ISSUES	68

CHAPTER 14 RECORD KEEPING	69
RECORD KEEPING	70

INTRODUCTION

Rule 206(4)-6 (the "Rule") adopted under the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.

Advantage Advisers, L.L.C., Advantage Advisers Management, L.L.C., Advantage Advisers Multi-Manager, L.L.C., Advantage Advisers Private Equity Management, L.L.C. and Oppenheimer Catalyst Management, L.P.(collectively, the "Advisers") are registered investment advisers under the Advisers Act and are therefore required to adopt proxy voting policies and procedures pursuant to the Rule.

The Advisers act as investment advisers, managers or general partners to registered and unregistered investment companies and managed accounts (collectively, the "Accounts"). When an Adviser has investment discretion over an Account's investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

Investment discretion for a number of the Advisers' Accounts is exercised by portfolio managers that are either non-managing members of limited partners of an Adviser, or act as portfolio managers or subadvisers pursuant to agreements with the Advisers and/or the Accounts (collectively, the "Portfolio Managers"). In all cases where Portfolio Managers exercise investment discretion over the Accounts, the Portfolio Managers vote proxies for the Accounts in accordance with the policies and procedures of the investment advisory firms with which the Portfolio Managers are affiliated.

Appendix A hereto sets forth the Accounts for which each Adviser is responsible, whether the Advisers' proxy policies or the proxy policies of the Portfolio Managers are applicable to the Account.

Voting on Director Nominees
In Uncontested Elections

These proposals seek shareholder votes for persons who have been nominated by a corporation's board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.

In each analysis of an uncontested election of directors you should review:
     a) Company performance
     b) Composition of the board and key board committees
     c) Attendance at board meetings
     d) Corporate governance provisions and takeover activity

We may also consider:
     a) Board decisions concerning executive compensation
     b) Number of other board seats held by the nominee
     c) Interlocking directorships

Vote Recommendation
It is our policy to vote IN FAVOR of the candidates proposed by the board.

We will look carefully at each candidate's background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.

Chairman and CEO are the same person

Shareholders may propose that different persons hold the positions of the chairman and the CEO.

We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

Independence of Directors

Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.

Vote Recommendation

It is our policy to vote FOR proposals requesting that a majority of the Board be independent and that the audit, compensation and nominating committees of the board include only independent directors.

Stock Ownership Requirements

Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.

Vote Recommendation
Vote AGAINST proposals that require director stock ownership

Charitable Contributions

Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm's primary employment areas. Shareholders should not decide what the most worthwhile charities are.

Vote Recommendation
(Shareholders Proposals)
Vote AGAINST proposals regarding charitable contribution.

Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

Director and Officer Indemnification
And Liability Protection

These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgements incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.

Vote Recommendation
Vote AGAINST proposals that eliminate entirely director and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: a) the director was found to have acted in good faith, and b) only if the director's legal expenses would be covered.

The following factors should be considered:

1.	The present environment in which directors operate provides substantial risk of claims or suits against against them in their individual capacities arising out of the discharge of their duties.

2.	Attracting and retaining the most qualified directors enhances shareholder value.

Size of the Board

Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation's changing needs.

Vote Recommendation
Vote FOR the board's recommendation to increase or decrease the size of the board.

The following factors should be considered:

1.	These proposals may aim at reducing or increasing the influence of certain groups of individuals.

2.	This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

Voting on Director Nominees in Contested Elections

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis.

The following factors are considered:

1.	management's track record

2.	background to the proxy contest

3.	qualifications of director nominees

Term Of Office

This is a shareholder's proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.

Vote recommendation
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

The following factors should be considered:

1.	An experienced director should not be disqualified because he or she has served a certain number of years.

2.	The nominating committee is in the best position to judge the directors' terms in office due to their understanding of a corporation's needs and a director's abilities and experience.

3.	If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

Compensation Disclosure

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.

Vote Recommendation
(shareholders policy)

Vote AGAINST these proposals that require disclosure, unless we have reason to believe that mandated disclosures are insufficient to give an accurate and meaningful account of senior management compensation.

The following factors should be considered:

1.	Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

2.	Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

3.	The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

CHAPTER 2

AUDITORS

RATIFYING AUDITORS

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.

Vote Recommendation
Vote FOR proposal to ratify auditors.

The following factors should be considered:

1.	Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

2.

Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

3.

If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, then in this case vote AGAINST ratification.

CHAPTER 3

TENDER OFFER DEFENSES

Poison Pills

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer's equity in the target company, b) dilute the acquirer's voting interests in the target company, or c) dilute the acquirer's equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.

A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.

Vote Recommendation
Vote FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.

Vote on a CASE-BY-CASE basis regarding shareholder proposals to redeem a company's poison pill.

Vote on a CASE-BY-CASE basis regarding management proposals to ratify a poison pill.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company's name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.

Vote Recommendation
Vote FOR proposals to adopt anti Greenmail or bylaw amendments or otherwise restrict a company's ability to make Greenmail payments

Vote on a CASE-BY-CASE basis regarding anti-Greenmail proposals when they are bundled with other charter or bylaw amendments.

The following factors should be considered:

1.

While studies by the SEC and others show that Greenmail devalues the company's stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

Supermajority Vote

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.

Vote Recommendations
Vote AGAINST management proposals to require a Supermajority shareholder vote to approve mergers and other significant business combinations.

Vote FOR shareholder proposals to lower Supermajority vote requirements for mergers and other significant business combinations.

The following factors should be considered:

1.	Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

2.	Supermajority vote may make action all but impossible.

3.	Supermajority requirements are counter to the principle of majority rule.

CHAPTER 4

MERGERS
AND
CORPORATE
RESTRUCTURING

Changing Corporate Name

This proposal seeks shareholder approval to change the corporation's name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.

Vote Recommendation
Vote FOR changing the corporate name.

The following factors should be considered:

1.	A name of a corporation symbolizes its substance.

2.	There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

3.	The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

Reincorporation

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company's most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware's state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.

Vote recommendation
Vote on a CASE-BY-CASE basis, carefully reviewing the new state's laws and any significant changes the company makes in its charter and by-laws.

The following factors should be considered:

1.	The board is in the best position to determine the company's need to incorporate.

2.	Reincorporation may have considerable implications for shareholders, affecting a company's takeover defenses, its corporate structure or governance features.

3.	Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

CHAPTER 5

PROXY
CONTEST
DEFENSES

Board Structure: Staggered vs. Annual Elections

A company that has classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.

Vote Recommendations
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

The following factors should be considered:

1.	The annual election of directors provides an extra check on management's performance. A director who is doing a good job should not fear an annual review of his/her directorship.

Cumulative Voting

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called "one share, one vote" standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.

Vote Recommendation
Vote AGAINST proposals that permit cumulative voting.

The following factors should be considered:

1.	Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

2.	Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

3.	Cumulative voting can allow a minority to have representation.

4.	Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders' best interests.

Shareholders' Ability to Call Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.

Vote Recommendation
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholders' Ability to Alter Size of the Board

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.

Vote Recommendations
Vote FOR proposal which seek to fix the size of the board.

Vote AGAINST proposals which give management the ability to alter the size of the board without shareholder approval.

CHAPTER 6

MISCELLANEOUS
CORPORATE
GOVERNANCE
PROVISIONS

Confidential Voting

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.

Vote Recommendations
Vote FOR shareholder proposals requesting that corporations adopt confidential voting.

Vote FOR management proposals to adopt confidential voting.

The following factors should be considered:

1.	Some shareholders elect to have the board not know how they voted on certain issues.

2.	Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

3.	Confidential voting is an important element of corporate democracy which should be available to the shareholder.

Shareholder Advisory Committees

These proposals request that the corporation establish a shareholder advisory committee to review the board's performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.

Vote Recommendation
Vote AGAINST proposals to establish a shareholder advisory committee.

The following factors should be considered:

1.	Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

2.	Adding another layer to the current corporate governance system would be expensive and unproductive.

Foreign Corporate Matters

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).

Vote Recommendation
Vote FOR proposals that concern foreign companies incorporated outside of the United States.

The following factors should be considered:

1.	The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

2.	The board of directors is well-positioned to determine whether or not these types of actions are in the best interest of the corporation's shareholders.

Government Service List

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.

Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.

Vote Recommendation
Vote AGAINST these proposals which a request a list of employees having been employed by the government.

The following factors should be considered:

1.	For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

2.	Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

3.	Additional disclosure would be an unreasonable invasion of such individual's privacy.

CHAPTER 7

SOCIAL
AND
ENVIRONMENTAL
ISSUES

Energy and Environmental issues
(CERES Principles)

CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.

Vote Recommendation
Vote AGAINST proposals requesting that companies sign the CERES Principles.

The following factors should be considered:

1.	We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

Northern Ireland
(MacBride Principles)

It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.

Vote Recommendation
REFRAIN from voting on proposals that request companies to adopt the MacBride Principles.

The following factors should be considered:

1.	We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.	We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers' status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

Maquiladora Standards and
International Operations and Policies

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.

The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.

Vote Recommendation
ABSTAIN from providing a vote recommendation on proposals regarding the Maquiladora Standards and international operating policies.

The following factors should be considered:

1.	We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.	We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers' securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

Equal Employment Opportunity
And Discrimination

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.

Vote Recommendation
REFRAIN from voting on any proposals regarding equal employment opportunities and discrimination.

The following factors should be considered:

1.	We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

Animal Rights

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.

Vote Recommendation
REFRAIN from making vote recommendations on proposals regarding animal rights.

The following factors should be considered:

1.	Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

2.	We also feel that this issue is already subject to significant state and federal regulation.

CHAPTER 8

CAPITAL
STRUCTURE

Common Stock Authorization

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation's best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation's direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.

Vote Recommendation

Vote Case-By-Case on proposals increase the number of shares of common stock authorized for issue.

Vote AGAINST proposed common share authorization that increase existing authorization by more then 100 percent unless a clear need for the excess shares is presented by the company.

The following factors should be considered:

1.	Is this company going to make frequent business acquisitions over a period of time?

2.	Is the company expanding its operations?

3.	Within the company, are there any debt structuring or prepackaged bankruptcy plans?

Blank Check Preferred Stock

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.

Vote Recommendation
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights.

The following factors should be considered:

1.	Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

Preemptive Rights

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Vote Recommendation
Vote AGAINST proposals seeking preemptive rights.

The following factors should be considered:

1.	The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

2.	Preemptive rights are not necessary for the shareholder in today's corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

Stock Distributions: Splits and Dividends

Stock Splits

The corporation requests authorization for a stock split.

Vote recommendation

Vote FOR management proposal to authorize stock splits unless the split will result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

Reverse Stock Splits

Vote Recommendation

Vote FOR management proposal to authorize reverse stock split unless the reverse stock split results in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

Adjustments to Par Value of Common Stock

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.

Vote Recommendation
Vote FOR management proposals to reduce the par value of common stock.

The following factors should be considered:

1.	State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

2.	A corporation may be unable to raise capital if the par value is overstated.

Debt Restructurings

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Vote Recommendation
It is our policy to vote CASE-BY-CASE on debt restructuring

The following factors should be considered:

1.	Dilution - How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

2.	Change in Control - Will the transaction result in a change of control of the company?

3.	Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

CHAPTER 9

EXECUTIVE
AND
DIRECTOR
COMPENSATION

Director Compensation

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.

Vote Recommendation
Vote on a CASE-BY-CASE basis for director compensation.

The following factors should be considered:

1.	As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

Shareholder Proposal to Limit Executive and Director Pay

Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.

Vote Recommendation
Vote on a CASE-BY-CASE basis

The following factors should be considered:

1.	Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

Employee Stock Ownership Plans (ESOPs)

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.

Vote Recommendation
Vote FOR proposals to adopt share-based compensation plans when the following items are involved:

1.	The exercise price for stock options is less than 85% of fair market value on the date of the grant.

2.	It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

3.	The shares for issue exceed 8% of the company's outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

Vote AGAINST proposals adopting share based compensation plans when the following items are involved:

1.	Re-load options (new options issued for any exercised).

2.	The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

Options Expensing

Shareholder proposal to expense options.

Vote Recommendation
It is our policy to vote FOR proposals to expense options

Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee's annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.

Vote Recommendation
Vote FOR proposals which seek to limit additional compensation payments. Vote FOR shareholder proposals to have golden parachutes submitted for shareholder ratification.

The following factors should be considered:

1.	The stability of management may be affected by an attempted acquisition of the corporation.

2.	There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

Proposal to Ban Golden Parachutes

Based on the foregoing information:

Vote Recommendation

We are FOR this proposal, which essentially bans golden parachutes, because we feel management's compensation should be solely based on real-time contributions to the corporation while they are serving it. Deferred current compensation is viewed differently than future, contingent compensation for current services.

Outside Directors' Retirement Compensation

We believe that directors should only be compensated while serving the company.

Vote Recommendations
Vote AGAINST proposals establishing outside directors' retirement compensation. Vote FOR proposals that revoke outside directors' retirement compensation.

CHAPTER 10

STATE
OF
INCORPORATION

Control Share Acquisition Statutes

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.

Vote Recommendation
Vote AGAINST proposals which request the board to seek shareholder approval before committing to an acquisition.

The following factors should be considered:

1.	These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

2.	Conforming to these requirements can be expensive.

3.	The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

4.	The threshold levels usually imposed by these proposals are much more stringent than required by law.

Opt-Out of State Takeover Statutes

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company's stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.

Vote recommendation
Vote on a CASE-BY-CASE basis for these proposals.

The following factors should be considered:

1.	It is the directors' responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

2.	Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

3.	These statutes strengthen the board's ability to deal with potential buyers on fair and reasonable terms.

4.	Shareholders should have the final say on whether the company should be merged or acquired.

Corporate Restructuring, Spin-Offs Asset Sales, Liquidations

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a case by case basis.

CHAPTER 11

CONFLICTS
OF
INTEREST

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers' clients and the interests of the Advisers, their affiliates and their employees. Conflicts of interest may arise when:

1.	Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of an Adviser or an investment banking relationship with Oppenheimer & Co. Inc., an affiliate of the Advisers.

2.	A proponent of a proxy proposal has a business relationship with an Adviser or one of its affiliates or an Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

3.	An employee of an Adviser has a personal interest in the outcome of a particular matter before shareholders.

If an Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is "material" to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:

1.	Routine proxy proposals are presumed not to involve a material conflict of interest.

2.	Non-routine proxy proposals-Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

Conflicts cont'd

3.

The Governance Committee may determine on a case by case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to an Adviser's conflict vis-à-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, an Adviser may vote regarding that proposal in any of the following ways:

	a)	Obtain instructions from the client on how to vote.

	b)	Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case by case analysis.

	c)	Vote the proposal that involves the conflict according to the recommendations of an independent third party, including, but not limited to, Institutional Share Services Inc. or Investor Responsibility Research Center.

CHAPTER 12

GOVERNANCE COMMITTEE
AND
PROXY MANAGERS

Governance Committee

The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and an Adviser in voting proxies is material. The Governance Committee includes the following: (1) Managing Director, OAM Alternative Investments Group (2) Chief Compliance Officer and (3) Chief Legal Officer.

PROXY MANAGERS

The Proxy Manager for the Advisers is the director of OAM’s Hedge Fund Due Diligence Committee. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

CHAPTER 13

SPECIAL ISSUES WITH VOTING
FOREIGN PROXIES

Special Issues with Voting Foreign Proxies

Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S. domestic market. Issues in voting foreign proxies include the following:

1.	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

2.	In some foreign countries shares may be "blocked" by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. The Advisers may refrain from voting shares of foreign stocks subject to blocking restrictions where in an Adviser's judgment, the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case by case basis based on relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered a long-term holding.

3.	Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

4.	In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Advisers will weigh the costs and benefits of voting on proxy proposals in such countries on a case by case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Advisers will not vote shares in any such markets on routine matters such as uncontested elections of directors, ratification of auditors, etc.

CHAPTER 14

RECORD KEEPING

Record Keeping

The Advisers will maintain the following records:

1.	Copies of these policies

2.	A copy of each proxy statement that an Adviser receives regarding client securities. An Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

3.	A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

4.	A copy of any document created by an Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

5.	A copy of each written client request for information on how the Advisers voted proxies on behalf of the client and a copy of written response by an Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.

The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisers.

APPENDIX A

Advisor	Client	Policy
Advantage Advisers	Advantage Advisers	Alkeon proxy policy, attached
Management, L.L.C.	Technology Partners, L.L.C.	hereto as Exhibit A, is applicable.
Alkeon Capital Management,
L.L.C. ("Alkeon") acts as
portfolio manager.
	Advantage Advisers Stratigos	Alkeon proxy policy is
	Fund, L.L.C. Alkeon acts as	applicable.
portfolio manager.
	Advantage Advisers Xanthus	Alkeon proxy policy is
	Fund, L.L.C. Alkeon acts as	applicable.
portfolio manager.
	Advantage Advisers Augusta	Eden proxy policy, attached
	Fund, L.L.C. Eden Capital	hereto as Exhibit B, is
	Management Partners, L.P.	applicable.
("Eden") acts as portfolio
manager.
	Advantage Advisers Wynstone	KBW proxy policy, attached
	Fund, L.L.C. KBW Asset	hereto as Exhibit C, is applicable.
Management Inc. ("KBW") acts
as portfolio manager.
	Advantage Advisers Whistler	This policy is applicable.
Fund, L.L.C. is a registered fund
of funds.
	Mercantile Long-Short Manager	This policy is applicable.
Fund, L.L.C. Advantage Advisers
Management, L.L.C. acts as
subadvisor to this fund.
Advantage Advisers Multi-	Advantage Advisers Catalyst	Ridgecrest proxy policy, attached
Manager, L.L.C.	International, Ltd. Ridgecrest	hereto as Exhibit D, is applicable.
Investment Management, LLC
("Ridgecrest") acts as portfolio
manager.
	Advantage Advisers	Alkeon proxy policy is
	Technology International, Ltd.	applicable.
Alkeon acts as portfolio manager.
	Advantage Advisers Sawgrass	This policy is applicable.
International, Ltd.
	Advantage Advisers Whistler	This policy is applicable.
International, Ltd. is a fund of
funds.
Advantage Advisers, L.L.C.	Advantage Advisers Multi-	KBW, Alkeon and Kilkenny
	Sector Fund I. KBW, Alkeon	proxy policies, the latter attached
	and Kilkenny Capital	hereto as Exhibit F, are
	Management, L.L.C.	applicable.
("Kilkenny")

Advantage Advisers Private	General partner to Advantage	This policy is applicable.
Equity Management, L.L.C.	Advisers Private Equity
Partners, L.P. ("COPEP")
Oppenheimer Catalyst	General Partner and investment	Ridgecrest proxy policy is
Management L.P.	adviser to Advantage Advisers	applicable.
Catalyst Partners, L.P.
Ridgecrest acts as portfolio
manager.

2008 U.S. Proxy Voting Guidelines Summary ISS Governance Services December 17, 2007

Copyright © 2007 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

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ISS Governance Services
2008 U.S. Proxy Voting Guidelines Summary

Effective for Meetings on or after Feb 1, 2008
Updated Dec 17, 2007

The following is a condensed version of the proxy voting recommendations contained in the ISS Governance Services (“ISS”) Proxy Voting Manual.

Table of Contents

1.	OPERATIONAL ITEMS	6
	Adjourn Meeting	6
	Amend Quorum Requirements	6
	Amend Minor Bylaws	6
	Auditor Indemnification and Limitation of Liability	6
	Auditor Ratification	6
	Change Company Name	7
	Change Date, Time, or Location of Annual Meeting	7
	Transact Other Business	7

2.	BOARD OF DIRECTORS:	8
	Voting on Director Nominees in Uncontested Elections	8
	2008 Classification of Directors	10
	Age Limits	11
	Board Size	11
	Classification/Declassification of the Board	12
	Cumulative Voting	12
	Director and Officer Indemnification and Liability Protection	12
	Establish/Amend Nominee Qualifications	13
	Filling Vacancies/Removal of Directors	13
	Independent Chair (Separate Chair/CEO)	13
	Majority of Independent Directors/Establishment of Committees	14
	Majority Vote Shareholder Proposals	14
	Office of the Board	14
	Open Access	14
	Performance Test for Directors	15
	Stock Ownership Requirements	16
	Term Limits	16

3.	PROXY CONTESTS	17
	Voting for Director Nominees in Contested Elections	17
	Reimbursing Proxy Solicitation Expenses	17
	Confidential Voting	17

4.	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES	18
	Advance Notice Requirements for Shareholder Proposals/Nominations	18
	Amend Bylaws without Shareholder Consent	18
	Poison Pills	18
	Shareholder Ability to Act by Written Consent	18
	Shareholder Ability to Call Special Meetings	19

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	Supermajority Vote Requirements	19

5.	MERGERS AND CORPORATE RESTRUCTURINGS	20

Overall Approach		20
	Appraisal Rights	20
	Asset Purchases	20
	Asset Sales	20
	Bundled Proposals	21
	Conversion of Securities	21
	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged	21
	Buyouts/Wrap Plans	21
	Formation of Holding Company	21
	Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)	22
	Joint Ventures	22
	Liquidations	22
	Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition	23
	Private Placements/Warrants/Convertible Debentures	23
	Spinoffs	23
	Value Maximization Proposals	23

6.	STATE OF INCORPORATION	24
	Control Share Acquisition Provisions	24
	Control Share Cash-Out Provisions	24
	Disgorgement Provisions	24
	Fair Price Provisions	24
	Freeze-Out Provisions	25
	Greenmail	25
	Reincorporation Proposals	25
	Stakeholder Provisions	25
	State Antitakeover Statutes	25

7.	CAPITAL STRUCTURE	26
	Adjustments to Par Value of Common Stock	26
	Common Stock Authorization	26
	Dual-Class Stock	26
	Issue Stock for Use with Rights Plan	26
	Preemptive Rights	27
	Preferred Stock	27
	Recapitalization	27
	Reverse Stock Splits	27
	Share Repurchase Programs	28
	Stock Distributions: Splits and Dividends	28
	Tracking Stock	28

8.	EXECUTIVE AND DIRECTOR COMPENSATION	29

Equity Compensation Plans		29
	Cost of Equity Plans	29
	Repricing Provisions	29
	Pay-for-Performance Disconnect	30
	Three-Year Burn Rate/Burn Rate Commitment	31
	Poor Pay Practices	33

Specific Treatment of Certain Award Types in Equity Plan Evaluations:		34
	Dividend Equivalent Rights	34

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	Liberal Share Recycling Provisions	34
	Option Overhang Cost	34

	Other Compensation Proposals and Policies	35
	401(k) Employee Benefit Plans	35
	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals	35
	Director Compensation	36
	Director Retirement Plans	36
	Employee Stock Ownership Plans (ESOPs)	36
	Employee Stock Purchase Plans-- Qualified Plans	37
	Employee Stock Purchase Plans-- Non-Qualified Plans	37
	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)	37
	Options Backdating	38
	Option Exchange Programs/Repricing Options	38
	Stock Plans in Lieu of Cash	39
	Transfer Programs of Stock Options	39

	Shareholder Proposals on Compensation	40
	Advisory Vote on Executive Compensation (Say-on-Pay)	40
	Compensation Consultants- Disclosure of Board or Company’s Utilization	40
	Disclosure/Setting Levels or Types of Compensation for Executives and Directors	40
	Pay for Superior Performance	40
	Performance-Based Awards	41
	Pension Plan Income Accounting	41
	Pre-Arranged Trading Plans (10b5-1 Plans)	41
	Recoup Bonuses	42
	Severance Agreements for Executives/Golden Parachutes	42
	Share Buyback Holding Periods	42
	Stock Ownership or Holding Period Guidelines	42
	Supplemental Executive Retirement Plans (SERPs)	43
	Tax Gross-Up Proposals	43

9.	CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES	44

	Animal Welfare	44
	Animal Testing	44
	Animal Welfare Policies	44
	Controlled Atmosphere Killing (CAK)	44

	Consumer Issues	44
	Genetically Modified Ingredients	44
	Consumer Lending	45
	Pharmaceutical Pricing	45
	Pharmaceutical Product Reimportation	45
	Product Safety and Toxic Materials	46
	Tobacco	46

	Diversity	47
	Board Diversity	47
	Equality of Opportunity and Glass Ceiling	47
	Sexual Orientation and Domestic Partner Benefits	48

	Climate Change and the Environment	48
	Climate Change	48
	Concentrated Area Feeding Operations (CAFO)	48
	Energy Efficiency	48
	Facility Safety (Nuclear and Chemical Plant Safety)	49

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General Environmental Reporting	49
Greenhouse Gas Emissions	49
Operations in Protected Areas	49
Recycling	49
Renewable Energy	50

General Corporate Issues	50
Charitable Contributions	50
CSR Compensation-Related Proposals	50
HIV/AIDS	50
Lobbying Expenditures/Initiatives	51
Political Contributions and Trade Associations Spending	51

International Issues, Labor Issues, and Human Rights	51
China Principles	51
Codes of Conduct	52
Community Impact Assessments	52
Foreign Military Sales/Offsets	52
Internet Privacy and Censorship	52
MacBride Principles	53
Nuclear and Depleted Uranium Weapons	53
Operations in High Risk Markets	53
Outsourcing/Offshoring	53
Vendor Standards	53

Sustainability	54
Sustainability Reporting	54

10. MUTUAL FUND PROXIES	55
Election of Directors	55
Converting Closed-end Fund to Open-end Fund	55
Proxy Contests	55
Investment Advisory Agreements	55
Approving New Classes or Series of Shares	55
Preferred Stock Proposals	55
1940 Act Policies	56
Changing a Fundamental Restriction to a Nonfundamental Restriction	56
Change Fundamental Investment Objective to Nonfundamental	56
Name Change Proposals	56
Change in Fund's Subclassification	56
Disposition of Assets/Termination/Liquidation	56
Changes to the Charter Document	56
Changing the Domicile of a Fund	57
Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval	57
Distribution Agreements	57
Master-Feeder Structure	57
Mergers	57

Shareholder Proposals for Mutual Funds	58
Establish Director Ownership Requirement	58
Reimburse Shareholder for Expenses Incurred	58
Terminate the Investment Advisor	58

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1. Operational Items

Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Auditor Indemnification and Limitation of Liability
Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

  The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;
  Motivation and rationale for establishing the agreements;
  Quality of disclosure; and
  Historical practices in the audit area.

WITHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

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Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

  The tenure of the audit firm;
  The length of rotation specified in the proposal;
  Any significant audit-related issues at the company;
  The number of Audit Committee meetings held each year;
  The number of financial experts serving on the committee; and
  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

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2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD1 from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;
  The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
  The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section “Performance Test for Directors”;
  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable.

____________________

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

  The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);
  Poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

  There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);
  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
  The company has backdated options (see “Options Backdating” policy);
  The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

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2008 Classification of Directors

Inside Director (I)

  Employee of the company or one of its affiliates[1];
  Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
  Listed as a Section 16 officer[2];
  Current interim CEO;
  Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)

  Board attestation that an outside director is not independent;
  Former CEO of the company[3];
  Former CEO of an acquired company within the past five years;
  Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made;[4]
  Former executive[2] of the company, an affiliate or an acquired firm within the past five years;
  Executive[2] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
  Executive[2], former executive, general or limited partner of a joint venture or partnership with the company;
  Relative[5] of a current Section 16 officer of company or its affiliates;
  Relative[5] of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);
  Relative[5] of former Section 16 officer, of company or its affiliate within the last five years;
  Currently provides (or a relative[5] provides) professional services[6] to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;
  Employed by (or a relative[5] is employed by) a significant customer or supplier[7];
  Has (or a relative[5] has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; [7]
  Any material financial tie or other related party transactional relationship to the company;
  Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
  Has (or a relative[5] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; [8]
  Founder [9] of the company but not currently an employee;
  Is (or a relative[5] is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments[7] from the company or its affiliates[1].

Independent Outside Director (IO)

  No material[10] connection to the company other than a board seat.

Footnotes:

[1] “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

[2] “Executives” (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief

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executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides additional disclosure that the director is not receiving additional compensation for serving in that capacity, then the director will be classified as an Independent Outsider.

[3] Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4 ISS will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

[5] “Relative” follows the SEC’s new definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[6] Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

7 If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

[8] Interlocks include: (a) executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or (b) executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

[9] The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

[10] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

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Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless:

  The company has proxy access or a similar structure2 to allow shareholders to nominate directors to the company’s ballot; and
  The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e., "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

  If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
  If only the director’s legal expenses would be covered.

____________________

2 Similar structure” would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management’s nominees, and their bios are included in management’s proxy.

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Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

  presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;
  serves as liaison between the chairman and the independent directors;
  approves information sent to the board;
  approves meeting agendas for the board;
  approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;
  has the authority to call meetings of the independent directors;
  if requested by major shareholders, ensures that he is available for consultation and direct communication;

  The company publicly discloses a comparison of the duties of its independent lead director and its chairman;
  The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;
  Two-thirds independent board;
  All independent key committees;
  Established governance guidelines;
  The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and
  The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

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* The industry peer group used for this evaluation is the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals
Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Office of the Board
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

  Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
  Effectively disclosed information with respect to this structure to its shareholders;
  Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
  The company has an independent chairman or a lead/presiding director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access
Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

  The ownership threshold proposed in the resolution;
  The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.
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Performance Test for Directors
On a CASE-BY-CASE basis, Vote AGAINST or WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement is a market-based performance metric and three measurements are tied to the company’s operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company’s historical performance over a five-year period yet also accounts for near-term changes in a company’s performance.

The table below summarizes the framework:

Metrics	Basis of Evaluation	Weighting	2nd Weighting
Operational Performance			50%
5-year Average pre-tax operating ROIC or ROAA*	Management efficiency in deploying assets	33.3%
5-year Sales Growth	Top-Line	33.3%
5-year EBITDA Growth or Operating Income Growth*	Core-earnings	33.3%
Sub Total		100%
Stock Performance			50%
5-year TSR	Market
Total			100%

*Metric applies to companies in the financial sector

Adopt a two-phase approach. In Year 1, the worst performers (bottom 5 percent) within each of the 24 GICS groups receive are noted. In Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. Take into account various factors including:

  Year-to-date performance;
  Situational circumstances;
  Change in management/board;
  Overall governance practices.
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Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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3. Proxy Contests

Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

  The election of fewer than 50% of the directors to be elected is contested in the election;
  One or more of the dissident’s candidates is elected;
  Shareholders are not permitted to cumulate their votes for directors; and
  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

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4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20% trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

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Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

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5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

  Purchase price;
  Fairness opinion;
  Financial and strategic benefits;
  How the deal was negotiated;
  Conflicts of interest;
  Other alternatives for the business;
  Non-completion risk.

Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:

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  Impact on the balance sheet/working capital;
  Potential elimination of diseconomies;
  Anticipated financial and operating benefits;
  Anticipated use of funds;
  Value received for the asset;
  Fairness opinion;
  How the deal was negotiated;
  Conflicts of interest.

Bundled Proposals
Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

  Dilution to existing shareholders' position;
  Terms of the offer;
  Financial issues;
  Management's efforts to pursue other alternatives;
  Control issues;
  Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

  The reasons for the change;
  Any financial or tax benefits;
  Regulatory benefits;
  Increases in capital structure;
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  Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

  Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital Structure”);
  Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)
Vote CASE-BY-CASE on going private transactions, taking into account the following:

  Offer price/premium;
  Fairness opinion;
  How the deal was negotiated;
  Conflicts of interest;
  Other alternatives/offers considered; and
  Non-completion risk.

Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

  Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
  Cash-out value;
  Whether the interests of continuing and cashed-out shareholders are balanced; and
  The market reaction to public announcement of transaction.

Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

  Percentage of assets/business contributed;
  Percentage ownership;
  Financial and strategic benefits;
  Governance structure;
  Conflicts of interest;
  Other alternatives;
  Noncompletion risk.

Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:

  Management’s efforts to pursue other alternatives;
  Appraisal value of assets; and
  The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

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Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition
Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under “Mergers and Corporate Restructurings: Overall Approach.”

Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

  Dilution to existing shareholders' position;
  Terms of the offer;
  Financial issues;
  Management’s efforts to pursue other alternatives;
  Control issues;
  Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Vote CASE-BY-CASE on spin-offs, considering:

  Tax and regulatory advantages;
  Planned use of the sale proceeds;
  Valuation of spinoff;
  Fairness opinion;
  Benefits to the parent company;
  Conflicts of interest;
  Managerial incentives;
  Corporate governance changes;
  Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

  Prolonged poor performance with no turnaround in sight;
  Signs of entrenched board and management;
  Strategic plan in place for improving value;
  Likelihood of receiving reasonable value in a sale or dissolution; and
  Whether company is actively exploring its strategic options, including retaining a financial advisor.
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6. State of Incorporation

Control Share Acquisition Provisions
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

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Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

  The reasons for reincorporating;
  A comparison of the governance provisions;
  Comparative economic benefits; and
  A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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7. Capital Structure

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

  Rationale;
  Good performance with respect to peers and index on a five-year total shareholder return basis;
  Absence of non-shareholder approved poison pill;
  Reasonable equity compensation burn rate;
  No non-shareholder approved pay plans; and
  Absence of egregious equity compensation practices.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

  It is intended for financing purposes with minimal or no dilution to current shareholders;
  It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

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Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

  More simplified capital structure;
  Enhanced liquidity;
  Fairness of conversion terms;
  Impact on voting power and dividends;
  Reasons for the reclassification;
  Conflicts of interest; and
  Other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

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Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

  Adverse governance changes;
  Excessive increases in authorized capital stock;
  Unfair method of distribution;
  Diminution of voting rights;
  Adverse conversion features;
  Negative impact on stock option plans; and
  Alternatives such as spin-off.
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8. Executive and Director Compensation

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options without prior shareholder approval;
  There is a disconnect between CEO pay and the company’s performance;
  The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or
  The plan is a vehicle for poor pay practices.

Each of these factors is described below:

Cost of Equity Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions
Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

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Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for-Performance Disconnect
Generally vote AGAINST plans in which:

  There is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance);
  The main source of the pay increase (over half) is equity-based; and
  The CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO’s total direct compensation (salary, cash bonus, value of non-equity incentive payouts, present value of stock options, face value of restricted stock, target value of performance-based awards, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

Vote AGAINST or WITHHOLD votes from the Compensation Committee members when the company has a pay-for-performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

  The compensation committee has reviewed all components of the CEO’s compensation, including the following:
-	Base salary, bonus, long-term incentives;
-	Accumulative realized and unrealized stock option and restricted stock gains;
-	Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
-	Earnings and accumulated payment obligations under the company’s nonqualified deferred compensation program;
-	Actual projected payment obligations under the company’s supplemental executive retirement plan (SERPs).
  A tally sheet with all the above components should be disclosed for the following termination scenarios:
-	Payment if termination occurs within 12 months: $_____;
-	Payment if “not for cause” termination occurs within 12 months: $_____;
-	Payment if “change of control” termination occurs within 12 months: $_____.
  The compensation committee is committed to providing additional information on the named executives’ annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this
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disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS’ requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

  The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options3 or performance-accelerated grants.4 Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

  The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company’s financial measures.

Three-Year Burn Rate/Burn Rate Commitment
Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

The annual burn rate is calculated as follows:

Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier) / Weighted Average common shares outstanding)

____________________

3 Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company’s underlying performance.

4 Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

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However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

2008 Burn Rate Table

		Russell 3000			Non-Russell 3000
			Standard			Standard
GICS	Description	Mean	Deviation	Mean+STDEV	Mean	Deviation	Mean+STDEV
1010	Energy	1.71%	1.39%	3.09%	2.12%	2.31%	4.43%
1510	Materials	1.16%	0.77%	1.93%	2.23%	2.26%	4.49%
2010	Capital Goods	1.51%	1.04%	2.55%	2.36%	2.03%	4.39%
2020	Commercial Services & Supplies	2.35%	1.70%	4.05%	2.20%	2.03%	4.23%
2030	Transportation	1.59%	1.22%	2.80%	2.02%	2.08%	4.10%
2510	Automobiles & Components	1.89%	1.10%	2.99%	1.73%	2.05%	3.78%
2520	Consumer Durables & Apparel	2.02%	1.31%	3.33%	2.10%	1.94%	4.04%
2530	Hotels Restaurants & Leisure	2.15%	1.18%	3.33%	2.32%	1.93%	4.25%
2540	Media	1.92%	1.35%	3.27%	3.33%	2.60%	5.93%
2550	Retailing	1.86%	1.04%	2.90%	3.15%	2.65%	5.80%
3010,
3020, 3030	Food & Staples Retailing	1.69%	1.23%	2.92%	1.82%	2.03%	3.85%
3510	Health Care Equipment & Services	2.90%	1.67%	4.57%	3.75%	2.65%	6.40%
3520	Pharmaceuticals & Biotechnology	3.30%	1.66%	4.96%	4.92%	3.77%	8.69%
4010	Banks	1.27%	0.88%	2.15%	1.07%	1.12%	2.19%
4020	Diversified Financials	2.45%	2.07%	4.52%	4.41%	5.31%	9.71%
4030	Insurance	1.21%	0.93%	2.14%	2.07%	2.28%	4.35%
4040	Real Estate	1.04%	0.81%	1.85%	0.80%	1.21%	2.02%
4510	Software & Services	3.81%	2.30%	6.11%	5.46%	3.81%	9.27%
4520	Technology Hardware & Equipment	3.07%	1.74%	4.80%	3.43%	2.40%	5.83%
	Semiconductors & Semiconductor
4530	Equipment	3.78%	1.81%	5.59%	4.51%	2.30%	6.81%
5010	Telecommunication Services	1.57%	1.23%	2.80%	2.69%	2.41%	5.10%
5510	Utilities	0.72%	0.50%	1.22%	0.59%	0.66%	1.25%

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Annual Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

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Poor Pay Practices
Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant voting against or withholding votes:

  Egregious employment contracts:
➢	Contracts containing multi-year guarantees for salary increases, bonuses, and equity compensation;
  Excessive perks:
➢

Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
➢	Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;
  Egregious pension/SERP (supplemental executive retirement plan) payouts:
➢	Inclusion of additional years of service not worked that result in significant payouts
➢	Inclusion of performance-based equity awards in the pension calculation;
  New CEO with overly generous new hire package:
➢	Excessive “make whole” provisions;
➢	Any of the poor pay practices listed in this policy;
  Excessive severance and/or change-in-control provisions:
➢	Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;
➢	Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);
➢	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);
➢	Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
  Poor disclosure practices:
➢	Unclear explanation of how the CEO is involved in the pay setting process;
➢	Retrospective performance targets and methodology not discussed;
➢	Methodology for benchmarking practices and/or peer group not disclosed and explained;
  Internal Pay Disparity:
➢	Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);
  Options backdating (covered in a separate policy);
  Other excessive compensation payouts or poor pay practices at the company.
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Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Option Overhang Cost
Companies with sustained positive stock performance and high overhang cost (the overhang alone exceeds the allowable cap) attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

  Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

  Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:

  The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

  The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

  The general vesting provisions of option grants; and

  The distribution of outstanding option grants with respect to the named executive officers;

  Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company’s unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year’s weighted average shares outstanding (as used in the company’s calculation of basic EPS) and divide the
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sum of the new share request and all available shares under the company’s equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

  Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

Other Compensation Proposals and Policies

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices. The following principles and factors should be considered:

1. The following five global principles apply to all markets:

  Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

  Avoid arrangements that risk “pay for failure”: This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

  Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

  Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

  Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

2. For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

  Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;
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  Evaluation of peer groups used to set target pay or award opportunities;
  Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);
  Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

  Balance of fixed versus performance-driven pay;
  Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

  Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);
  Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

Director stock ownership guidelines with a minimum of three times the annual cash retainer. Vesting schedule or mandatory holding/deferral period:
-	A minimum vesting of three years for stock options or restricted stock; or
-	Deferred stock payable at the end of a three-year deferral period.
Mix between cash and equity:
-	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
-	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
  No retirement/benefits and perquisites provided to non-employee directors; and
  Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

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Employee Stock Purchase Plans-- Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

  Purchase price is at least 85 percent of fair market value;
  Offering period is 27 months or less; and
  The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

  Purchase price is less than 85 percent of fair market value; or
  Offering period is greater than 27 months; or
  The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

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Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Options Backdating
In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Length of time of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;
  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
  Rationale for the re-pricing--was the stock price decline beyond management's control?
  Is this a value-for-value exchange?
  Are surrendered stock options added back to the plan reserve?
  Option vesting--does the new option vest immediately or is there a black-out period?
  Term of the option--the term should remain the same as that of the replaced option;
  Exercise price--should be set at fair market or a premium to market;
  Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to

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suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options
One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

  Executive officers and non-employee directors are excluded from participating;
  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

  Eligibility;
  Vesting;
  Bid-price;
  Term of options;
  Transfer value to third-party financial institution, employees and the company.
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Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants- Disclosure of Board or Company’s Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance
Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposal has the following principles:

  Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;
  Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
  Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
  Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;
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  Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

  What aspects of the company’s annual and long-term equity incentive programs are performance driven?
  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
  Can shareholders assess the correlation between pay and performance based on the current disclosure?
  What type of industry and stage of business cycle does the company belong to?

Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

  Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

  Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
  Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
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  Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
  An executive may not trade in company stock outside the 10b5-1 Plan.
  Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses
Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

  If the company has adopted a formal recoupment bonus policy; or
  If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

  The triggering mechanism should be beyond the control of management;
  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:

  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
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  Rigorous stock ownership guidelines, or
  A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or
  A meaningful retention ratio,
  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals
Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

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9. Corporate Social Responsibility (CSR) Issues

Animal Welfare

Animal Testing
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

  The company is conducting animal testing programs that are unnecessary or not required by regulation;
  The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
  The company has been the subject of recent, significant controversy related to its testing programs.

Animal Welfare Policies
Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

  The company has already published a set of animal welfare standards and monitors compliance;
  The company’s standards are comparable to or better than those of peer firms; and
  There are no recent, significant fines or litigation related to the company’s treatment of animals.

Controlled Atmosphere Killing (CAK)
Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients
Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

  The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
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  The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;
  Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;
  Any voluntary labeling initiatives undertaken or considered by the company.

Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Consumer Lending
Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

  Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
  Whether the company has adequately disclosed the financial risks of the lending products in question;
  Whether the company has been subject to violations of lending laws or serious lending controversies;
  Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;
  Deviation from established industry pricing norms;
  The company’s existing initiatives to provide its products to needy consumers;
  Whether the proposal focuses on specific products or geographic regions.

Pharmaceutical Product Reimportation
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

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Product Safety and Toxic Materials
Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

  The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;
  The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
  The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

  Current regulations in the markets in which the company operates;
  Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
  The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Advertising to youth:

  Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
  Whether the company has gone as far as peers in restricting advertising;
  Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
  Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

  The percentage of the company’s business affected;
  The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Investment in tobacco-related stocks or businesses:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Second-hand smoke:

  Whether the company complies with all local ordinances and regulations;
  The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;
  The risk of any health-related liabilities.
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Spin-off tobacco-related businesses:

  The percentage of the company’s business affected;
  The feasibility of a spin-off;
  Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Diversity

Board Diversity
Generally vote FOR reports on the company’s efforts to diversify the board, unless:

  The board composition is reasonably inclusive in relation to companies of similar size and business; or
  The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

  The degree of board diversity;
  Comparison with peer companies;
  Established process for improving board diversity;
  Existence of independent nominating committee;
  Use of outside search firm;
  History of EEO violations.

Equality of Opportunity and Glass Ceiling
Generally vote FOR reports outlining the company’s equal opportunity initiatives unless all of the following apply:

  The company has well-documented equal opportunity programs;
  The company already publicly reports on its diversity initiatives and/or provides data on its workforce diversity; and
  The company has no recent EEO-related violations or litigation.

Generally vote FOR requests for reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

  The composition of senior management and the board is fairly inclusive;
  The company has well-documented programs addressing diversity initiatives and leadership development;
  The company already publicly reports on its company-wide affirmative-action initiatives and provides data on its workforce diversity; and
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  The company has had no recent, significant EEO-related violations or litigation.

Vote CASE-BY-CASE on proposals requesting disclosure of a company’s EEO1 data or the composition of the company’s workforce considering:

  Existing disclosure on the company’s diversity initiatives and policies;
  Any recent, significant violations or litigation related to discrimination at the company.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Sexual Orientation and Domestic Partner Benefits
Generally, vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

Climate Change and the Environment

Climate Change
In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

  The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;
  The company’s level of disclosure is comparable to or better than information provided by industry peers; and
  There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

Concentrated Area Feeding Operations (CAFO)
Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

  The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
  The company does not directly source from CAFOs.

Energy Efficiency
Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:

  The current level of disclosure related to energy efficiency policies, initiatives, and performance measures;
  The company’s level of participation in voluntary energy efficiency programs and initiatives;
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  The company’s compliance with applicable legislation and/or regulations regarding energy efficiency; and
  The company’s energy efficiency policies and initiatives relative to industry peers.

Facility Safety (Nuclear and Chemical Plant Safety)
Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:

  The company’s compliance with applicable regulations and guidelines;
  The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,
  The existence of recent, significant violations, fines, or controversy related to the safety and security of the company’s operations and/or facilities.

General Environmental Reporting
Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Greenhouse Gas Emissions
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Operations in Protected Areas
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

  Operations in the specified regions are not permitted by current laws or regulations;
  The company does not currently have operations or plans to develop operations in these protected regions; or,
  The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

  The nature of the company’s business and the percentage affected;
  The extent that peer companies are recycling;
  The timetable prescribed by the proposal;
  The costs and methods of implementation;
  Whether the company has a poor environmental track record, such as violations of applicable regulations.
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Renewable Energy
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

General Corporate Issues

Charitable Contributions
Vote AGAINST proposals restricting the company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

CSR Compensation-Related Proposals
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

  The relevance of the issue to be linked to pay;
  The degree that social performance is already included in the company’s pay structure and disclosed;
  The degree that social performance is used by peer companies in setting pay;
  Violations or complaints filed against the company relating to the particular social performance measure;
  Artificial limits sought by the proposal, such as freezing or capping executive pay;
  Independence of the compensation committee;
  Current company pay levels.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees as such comparisons may be arbitrary in nature and/or provide information of limited value to shareholders.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

  The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees;
  The company’s existing healthcare policies, including benefits and healthcare access for local workers; and
  Company donations to healthcare providers operating in the region.
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Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Lobbying Expenditures/Initiatives
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering any significant controversy or litigation surrounding a company’s public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Associations Spending
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  The company is in compliance with laws governing corporate political activities; and
  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

International Issues, Labor Issues, and Human Rights

China Principles
Vote AGAINST proposals to implement the China Principles unless:

  There are serious controversies surrounding the company’s China operations; and
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  The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Codes of Conduct
Vote CASE-BY-CASE on proposals to implement certain human rights standards and policies at company facilities. In evaluating these proposals, the following should be considered:

  The degree to which existing human rights policies and practices are disclosed;
  Whether or not existing policies are consistent with internationally recognized labor standards;
  Whether company facilities are monitored and how;
  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
  The company’s primary business model and methods of operation;
  Proportion of business conducted in markets known to have higher risk of workplace labor right abuse;
  Whether the company has been recently involved in significant labor and human rights controversies or violations;
  Peer company standards and practices; and
  Union presence in company’s international factories.

Community Impact Assessments
Vote CASE-BY-CASE on requests for reports outlining the potential community impact of company operations in specific regions considering:

  Current disclosure of applicable risk assessment report(s) and risk management procedures;
  The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;
  The nature, purpose, and scope of the company’s operations in the specific region(s); and,
  The degree to which company policies and procedures are consistent with industry norms.

Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Internet Privacy and Censorship
Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

  The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;
  Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;
  The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
  The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,
  The level of controversy or litigation related to the company’s international human rights policies and procedures.
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MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

  Company compliance with or violations of the Fair Employment Act of 1989;
  Company antidiscrimination policies that already exceed the legal requirements;
  The cost and feasibility of adopting all nine principles;
  The cost of duplicating efforts to follow two sets of standards (Fair Employment and the
  MacBride Principles);
  The potential for charges of reverse discrimination;
  The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
  The level of the company’s investment in Northern Ireland;
  The number of company employees in Northern Ireland;
  The degree that industry peers have adopted the MacBride Principles; and
  Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Nuclear and Depleted Uranium Weapons
Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in High Risk Markets
Vote CASE-BY-CASE on requests for review and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

  The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
  Current disclosure of applicable risk assessment(s) and risk management procedures;
  Compliance with U.S. sanctions and laws;
  Consideration of other international policies, standards, and laws; and
  Whether the company has been recently involved in significant controversies or violations in "high-risk" markets.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

  Risks associated with certain international markets;
  The utility of such a report to shareholders;
  The existence of a publicly available code of corporate conduct that applies to international operations.

Vendor Standards
Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

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  The company does not operate in countries with significant human rights violations;
  The company has no recent human rights controversies or violations; or
  The company already publicly discloses information on its vendor standards policies and compliance mechanisms.

Sustainability

Sustainability Reporting
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.
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10. Mutual Fund Proxies

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

  Past performance as a closed-end fund;
  Market in which the fund invests;
  Measures taken by the board to address the discount; and
  Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:

  Past performance relative to its peers;
  Market in which fund invests;
  Measures taken by the board to address the issues;
  Past shareholder activism, board activity, and votes on related proposals;
  Strategy of the incumbents versus the dissidents;
  Independence of directors;
  Experience and skills of director candidates;
  Governance profile of the company;
  Evidence of management entrenchment.

Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

  Proposed and current fee schedules;
  Fund category/investment objective;
  Performance benchmarks;
  Share price performance as compared with peers;
  Resulting fees relative to peers;
  Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

  Stated specific financing purpose;
  Possible dilution for common shares;
  Whether the shares can be used for antitakeover purposes.
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1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

  Potential competitiveness;
  Regulatory developments;
  Current and potential returns; and
  Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

  The fund's target investments;
  The reasons given by the fund for the change; and
  The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors:

  Political/economic changes in the target market;
  Consolidation in the target market; and
  Current asset composition.

Change in Fund's Subclassification
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

  Potential competitiveness;
  Current and potential returns;
  Risk of concentration;
  Consolidation in target industry.

Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

  Strategies employed to salvage the company;
  The fund’s past performance;
  The terms of the liquidation.

Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

  The degree of change implied by the proposal;
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  The efficiencies that could result;
  The state of incorporation;
  Regulatory standards and implications.

Vote AGAINST any of the following changes:

  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
  Removal of shareholder approval requirement for amendments to the new declaration of trust;
  Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
  Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
  Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
  Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:

  Regulations of both states;
  Required fundamental policies of both states;
  The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

  Fees charged to comparably sized funds with similar objectives;
  The proposed distributor’s reputation and past performance;
  The competitiveness of the fund in the industry;
  The terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:

  Resulting fee structure;
  Performance of both funds;
  Continuity of management personnel;
  Changes in corporate governance and their impact on shareholder rights.
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Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

  Performance of the fund’s Net Asset Value (NAV);
  The fund’s history of shareholder relations;
  The performance of other funds under the advisor’s management.
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2008 International Proxy Voting Guidelines Summary ISS Governance Services December 17, 2007

Copyright © 2007 by RiskMetrics Group.

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ISS Governance Services
2008 International Proxy Voting Guidelines Summary

Effective for Meetings on or after Feb 1, 2008
Updated Dec 17, 2007

The following is a condensed version of the general policies for voting non-U.S. proxies contained in the ISS Governance Services (“ISS”) Proxy Voting Manual. In addition, ISS has country- and market-specific policies, which are not captured below.

Table of Contents

1.	OPERATIONAL ITEMS	4
	Financial Results/Director and Auditor Reports	4
	Appointment of Auditors and Auditor Fees	4
	Appointment of Internal Statutory Auditors	4
	Allocation of Income	4
	Stock (Scrip) Dividend Alternative	4
	Amendments to Articles of Association	4
	Change in Company Fiscal Term	4
	Lower Disclosure Threshold for Stock Ownership	5
	Amend Quorum Requirements	5
	Transact Other Business	5

2.	BOARD OF DIRECTORS	6
	Director Elections	6
	ISS Classification of Directors – International Policy 2008	7
	Director Compensation	8
	Discharge of Board and Management	8
	Director, Officer, and Auditor Indemnification and Liability Provisions	8
	Board Structure	8

3.	CAPITAL STRUCTURE	9
	Share Issuance Requests	9
	Increases in Authorized Capital	9
	Reduction of Capital	9
	Capital Structures	9
	Preferred Stock	10
	Debt Issuance Requests	10
	Pledging of Assets for Debt	10
	Increase in Borrowing Powers	10
	Share Repurchase Plans	10
	Reissuance of Shares Repurchased	10
	Capitalization of Reserves for Bonus Issues/Increase in Par Value	11

4.	OTHER	12
	Reorganizations/Restructurings	12
	Mergers and Acquisitions	12
	Mandatory Takeover Bid Waivers	12
	Reincorporation Proposals	12
	Expansion of Business Activities	12

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Related-Party Transactions	12
Compensation Plans	13
Antitakeover Mechanisms	13
Shareholder Proposals	13

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1. Operational Items

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or
  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the accounts presented or the audit procedures used;
  The auditors are being changed without explanation; or
  Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:

  There are serious concerns about the statutory reports presented or the audit procedures used;
  Questions exist concerning any of the statutory auditors being appointed; or
  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
  The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

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Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

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2. Board of Directors

Director Elections
Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;
  There are clear concerns over questionable finances or restatements;
  There have been questionable transactions with conflicts of interest;
  There are any records of abuses against minority shareholder interests; or
  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Please see the International Classification of Directors on the following page.

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ISS Classification of Directors – International Policy 2008

Executive Director
  Employee or executive of the company;
  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
  Any director who is attested by the board to be a non-independent NED;
  Any director specifically designated as a representative of a significant shareholder of the company;
  Any director who is also an employee or executive of a significant shareholder of the company;
  Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
  Government representative;
  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);
  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
  Relative[1] of a current employee of the company or its affiliates;
  Relative[1] of a former executive of the company or its affiliates;
  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
  Founder/co-founder/member of founding family but not currently an employee;
  Former executive (5 year cooling off period);
  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
Independent NED
  No material[5] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
  Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the U.S. SEC’s definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction).
[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.
[5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

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Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management
Vote FOR discharge of the board and management, unless:

  There are serious questions about actions of the board or management for the year in question; or
  Legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3. Capital Structure

Share Issuance Requests

General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

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Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Vote FOR share repurchase plans, unless:

  Clear evidence of past abuse of the authority is available; or
  The plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

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Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. Other

Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

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Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

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Alkeon Capital Management, LLC

Proxy Voting Policies and Procedures

As of September 30, 2006

Alkeon has entered into an agreement with Institutional Shareholder Services (“ISS”), an independent third party, for ISS to provide Alkeon with its research on proxies and to facilitate the electronic voting of proxies. Alkeon has adopted ISS’s proxy voting policies in order to ensure that it votes proxies in the best interests of its clients. Alkeon has instructed ISS to vote all proxies in accordance with this policy, unless instructed by Alkeon to vote otherwise.

Alkeon generally votes in favor of routine corporate housekeeping proposals, such as proposals to ratify auditors and reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes. For all other proposals, Alkeon will vote in accordance with the proxy voting guidelines adopted by ISS.

Clients may obtain a copy of the Proxy Procedures and information about how Alkeon voted a client’s proxies by contacting Greg Jakubowsky via e-mail at gjakubowsky@alkeoncapital.com or by telephone at (212) 389-8710.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Two sub-advisers, Eden Capital Management Partners, L.P. (“Eden”) and Alkeon Capital Management, L.L.C. (“Alkeon Capital”), are each currently contracted to manage a portion of the assets of Advantage Advisers Multi-Sector Fund I (the “Fund”) and make decisions with respect to, and place orders for, all purchases and sales of the Fund’s securities, subject to the general supervision of the Board of Trustees of the Fund and Advantage Advisers, L.L.C. (the “Investment Adviser”) and in accordance with the investment objectives, policies and restrictions of the Fund. The Investment Adviser has historically allocated the Fund's assets available for investment among three separate investment accounts of the Fund (each, a "Separate Investment Account"), which in turn were managed by a respective sub-adviser.

On August 7, 2009 the Fund commenced a special repurchase offer for 100% of its outstanding shares, and since August 17, 2009 substantially all of the Fund’s assets have consisted of cash and cash equivalents. Since August 17, 2009, Mr. Vineet Bhalla, the Chief Financial Officer of the Fund, has been responsible for managing the cash assets of the Fund.

KBW Asset Management, Inc. (“KBWAM”), the investment sub-adviser previously responsible for management of the banking/financial services Separate Investment Account, resigned as a sub-adviser to the Fund on August 31, 2009. Since KBWAM’s resignation, the Fund’s assets previously allocated to the banking/financial services Separate Investment Account have been managed by the Investment Adviser.

On October 8, 2009, the Board of Trustees of the Fund (the “Board”) unanimously approved a plan of liquidation and dissolution for the Fund (the “Liquidation Plan”) that, if approved by the Fund’s shareholders, would wind up the activities of the Fund and result in the distribution of the Fund’s assets to shareholders after discharging or providing for the Fund’s liabilities and expenses. The Board directed that the Liquidation Plan be submitted to the Fund’s shareholders for their approval, as required by the Declaration of Trust, and a special meeting of the shareholders of the Fund was held on December 4, 2009 to consider the approval of the Liquidation Plan. Shareholders of the Fund approved the Liquidation Plan at the special meeting on December 4, 2009.

Adam Newar is the Eden Capital Management Partners, L.P. (“Eden”) Portfolio Manager who is primarily responsible for the management of the Healthcare/Biotechnology Separate Investment Account and has served in that capacity since October 8, 2008. Mr. Newar is the Chief Investment Officer and the controlling person of Eden Capital Management Partners, LP, which he formed in April 1996. Mr. Newar has over 20 years of investment experience in areas including private equity, corporate finance, mergers and acquisitions as well as equity and debt portfolio management. Mr. Newar has served as a Director of Briar Capital, a private specialty finance company, since 2003. Prior to joining Eden and Briar Capital, Mr. Newar served as an Independent Director of Fiesta Mart, Inc. from 1992 until 1996. From 1994 until 1996, He was Chief Financial Officer of HNG Storage Co., developer and operator of natural gas storage facilities. He was also Chief Operating Officer of Security Bank, N.A. from 1991 until 1994. Mr. Newar also worked for Orien Ventures, a private equity firm, as a Vice President from 1987 until 1990. Mr. Newar began his career at Dillon, Read & Co. from 1983 until 1985 starting as a corporate finance analyst and later moving to the investment bank’s venture capital group. Mr. Newar holds an MBA from Harvard Business School and served as Chairman of the 1994 Harvard Business School International Alumni Conference. He also holds a B.A. from Stanford University in economics and political science.

Mr. Takis Sparaggis is Chief Investment Officer of Alkeon Capital and its Portfolio Manager who is primarily responsible for management of the technology Separate Investment Account and has served in that capacity since the Fund’s inception. Mr. Sparaggis has managed investments using the same investment strategy that Alkeon Capital uses in managing the Fund's technology Separate Investment Account since July 1996. From 1993 until 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage. From 1995 to December 2001, Mr. Sparaggis was a managing director and senior portfolio manager in the asset management division of CIBC World Markets Corp. Mr. Sparaggis received a Ph.D. in Electrical and Computer Engineering and a Masters in Business Administration simultaneously from the University of Massachusetts in 1993. He received an IBM fellowship in physical sciences in 1992 and 1993. He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988.

Mr. Bhalla has been a Senior Vice President at Oppenheimer Asset Management Inc., the parent of the managing member of the Investment Adviser, since May 2005. From July 2002 to May 2005, he was an Assistant Vice President at Zurich Capital Markets Inc., Director of Client Services Group at GlobeOp Financial Services, and a Senior Consultant at Capital Markets Company. Prior to that he was a Vice President at Blackrock Financial Management since June 1999. Mr. Bhalla is a Certified Public Accountant and holds a Masters of Business Administration degree from Saint Mary’s University, Halifax, Canada.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

As of September 30, 2009 , Mr. Newar managed or was a member of the management team for the following client accounts other than the Fund:

				Total Assets in
			No. of Accounts	Accounts where
	Total		where Advisory	Advisory Fee is
	No. of Accounts		Fee is Based on	Based on
Type of Accounts	Managed	Total Assets	Performance	Performance
Registered
Investment
Companies:	1	$53,486,882	1	$53,486,882
Other Pooled
Investment Vehicles:	3	$49,409,381	3	$49,409,381
Other Accounts:	0	$0	0	$0

As of September 30, 2009, Mr. Sparaggis managed or was a member of the management team for the following client accounts other than the Fund:

				Total Assets in
			No. of Accounts	Accounts where
	Total		where Advisory	Advisory Fee is
	No. of Accounts		Fee is Based on	Based on
Type of Accounts	Managed	Total Assets	Performance	Performance
Registered
Investment
Companies:	1	$844,800,791	1	$844,800,791
Other Pooled
Investment Vehicles:	9	$694,472,444	9	$694,472,444
Other Accounts:	0	$0	0	$0

As of September 30, 2009, Mr. Bhalla managed or was a member of the management team for the following client accounts other than the Fund:

				Total Assets in
			No. of Accounts	Accounts where
	Total		where Advisory	Advisory Fee is
	No. of Accounts		Fee is Based on	Based on
Type of Accounts	Managed	Total Assets	Performance	Performance
Registered
Investment
Companies:	0	$0	0	$0
Other Pooled
Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Potential Conflicts of Interests

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

o

Allocation of Limited Time and Attention. Because each Portfolio Manager manages other accounts, each Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if the Portfolio Manager were to devote substantially more attention to the management of fewer accounts.

o

Allocation of Limited Investment Opportunities. If a Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

o

Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

o

Performance Fees. Each Portfolio Manager manages other accounts that are subject to a performance allocation or performance fee which in some cases may be greater than the fee payable by the Fund. This could create a conflict because a Portfolio Manager of Sub-Adviser may benefit if a more attractive investment is allocated to an account that bears a greater performance allocation or fee.

o

Mr. Bhalla does not manage any other accounts. His principal duties involve acting as Chief Financial Officer for the Fund and other Funds managed by affiliates of the Investment Adviser. Mr. Bhalla does not manage any client accounts other than the cash management of the Fund.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Mr. Newar’s compensation consists of a salary, periodic advances and the income from the profits of Eden Capital Management Partners L.P. derived by him as its sole principal. The level of Eden’s profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

Mr. Sparaggis' compensation consists of periodic draws and the income from the profits of Alkeon Capital derived by him as its sole principal. The level of Alkeon Capital's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

Mr. Bhalla’s compensation consists of salary and discretionary bonus from Oppenheimer Asset Management, Inc., the parent of the managing member of the Investment Adviser.

(a)(4)	Disclosure of Securities Ownership

As of September 30, 2009, no Portfolio Manager beneficially owned any securities issued by the Fund.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Advantage Advisers Multi-Sector Fund I

By (Signature and Title)*	/s/ Bryan McKigney
Bryan McKigney, Chief Executive Officer
(principal executive officer)

Date	December 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bryan McKigney
Bryan McKigney, Chief Executive Officer
(principal executive officer)

Date	December 3, 2009

By (Signature and Title)*	/s/ Vineet Bhalla
Vineet Bhalla, Principal Financial Officer
(principal financial officer)

Date	December 3, 2009

* Print the name and title of each signing officer under his or her signature.